                                                                    EXHIBIT 10.3
================================================================================

                           Participation Agreement

                         Dated as of December 27, 1991

                                     among

                  SATELLITE TRANSPONDER LEASING CORPORATION,


                      GM HUGHES ELECTRONICS CORPORATION,


                      STUDENT LOAN MARKETING ASSOCIATION
                                            as Owner Participant,

                          WILMINGTON TRUST COMPANY,
                                            as Owner Trustee,

                     STATE STREET BANK AND TRUST COMPANY
                     OF CONNECTICUT, NATIONAL ASSOCIATION,
                                            as Indenture Trustee, and

                             GOLDMAN, SACHS & CO.,
                                            as Initial Note Purchaser


                        11 Ku-band Transponders aboard
                SBS 6 Communications Satellite (HS 393 Series)

================================================================================

                                                                                   Page
                                                                                   ----
                               TABLE OF CONTENTS
INTRODUCTION.....................................................................    1

                                   ARTICLE I

                                  DEFINITIONS....................................    2

     Section 1.01.  Terms Defined in This Agreement..............................    2

                                  ARTICLE II

                    PARTICIPATIONS IN PAYMENT FOR PROPERTY.......................    2

     Section 2.01.   Agreement to Participate....................................    2
     Section 2.02.   Notice of Closing...........................................    3
     Section 2.03.   Delivery of the Transponders................................    3
     Section 2.04.   Expiration of Obligations of Participants...................    5
     Section 2.05.   Pricing Assumptions; Modifications to Lease.................    6

                                 ARTICLE III

                             CONDITIONS PRECEDENT................................    6

     Section 3.01.   Conditions Precedent to the Obligations of Owner
                      Participant and Initial Note Purchaser.....................    6
     Section 3.02.   Conditions Precedent to Lessees' Obligations................   17

                                   ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES...........................   18

     Section 4.01.   Representations and Warranties of Lessees...................   18
     Section 4.02.   Additional Representations and Warranties of GMHE...........   23
     Section 4.03.   Representations and Warranties of Owner Participant.........   25
     Section 4.04.   Representations and Warranties of Trust Company.............   27
     Section 4.05.   Representations and Warranties of Owner Trustee.............   29
     Section 4.06.   Representations and Warranties of Indenture Trustee.........   31
     Section 4.07.   Representations and Warranties by Parties Concerning
                      Offerings..................................................   32

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
     Section 4.08.  Representations and Warranties of Initial Note Purchaser....... 34

                                ARTICLE V

                                COVENANTS.......................................... 34

     Section 5.01.   Covenants of Lessees.......................................... 34
     Section 5.02.   Covenants of Owner Participant................................ 36
     Section 5.03.   Covenants of Trust Company.................................... 40
     Section 5.04.   Covenants of Indenture Trustee................................ 40
     Section 5.05.   Additional Covenants.......................................... 40
     Section 5.06.   Covenants of Initial Note Purchaser........................... 41

                                ARTICLE VI

                             GENERAL INDEMNITY..................................... 42

     Section 6.01.   Payment of Expenses by Lessee................................. 42
     Section 6.02.   Exceptions.................................................... 46

                                ARTICLE VII

                          GENERAL INDEMNITY FOR TAXES

     Section 7.01.   Indemnity..................................................... 47
     Section 7.02.   Exceptions from Indemnity..................................... 49
     Section 7.03.   Calculation of Indemnity Payments............................. 52
     Section 7.04.   Contest....................................................... 53
     Section 7.05.   Reports....................................................... 55
     Section 7.06.   Payment....................................................... 56
     Section 7.07.   Consolidated or Combined Return............................... 57
     Section 7.08.   Coordination.................................................. 57

                                 ARTICLE VIII

                NATURE AND MANNER OF PAYMENT OF INDEMNITIES........................ 58

     Section 8.01.  Effect of Other Indemnities.................................... 58
     Section 8.02.  Payments and Survival of Indemnities........................... 58
     Section 8.03.  No Guarantees, etc............................................. 58

                                  ARTICLE IX

                      PAYMENT OF TRANSACTION COSTS................................. 58

     Section 9.01.  Transaction Costs.............................................. 58
     Section 9.02.  Amendments, Waivers, etc....................................... 60
     Section 9.03.  On-Going Fees.................................................. 60

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                                                                                   ----
                                ARTICLE X

                     RESALE TRANSACTIONS..........................................  60

     Section 10.01.  Resales Within 120 Days of the Delivery Date.................  60
     Section 10.02.  Resales More than 120 Days After the Delivery Date...........  61
     Section 10.03.  Conditions Precedent to Resale...............................  63

                                  ARTICLE XI

                     BENEFICIAL INTEREST PURCHASE OPTION..........................  64

     Section 11.01.  Option to Purchase...........................................  64
     Section 11.02.  Notice of Election; Manner of Purchase; Transfer
                      After Purchase..............................................  65

                                  ARTICLE XII

                      REFUNDING, REOPTIMIZATION AND RENT..........................  67

     Section 12.01.   Refunding of Notes..........................................  67
     Section 12.02.   Cooperation; Conditions.....................................  68
     Section 12.03.   Notice......................................................  69
     Section 12.04.   Rights of Parties...........................................  70
     Section 12.05.   Owner Participant's Reoptimization Rights...................  70

                               ARTICLE XIII

                      TRANSFER OF OWNER PARTICIPANT'S INTEREST....................  70

     Section 13.01.   Restrictions on Transfer....................................  70
     Section 13.02.   Permitted Transfers.........................................  71
     Section 13.03.   Effect of Transfer..........................................  74
     Section 13.04.   Cooperation.................................................  74
     Section 13.05.   Multiple Owner Participants.................................  74

                              ARTICLE XIV

                      ADDITIONAL RIGHTS AND OBLIGATIONS OF PARTIES................  75

     Section 14.01.   Rights Following Lease Term.................................  75
     Section 14.02.   Hughes Agreements Liabilities...............................  75
     Section 14.03.   Final Term Liabilities......................................  77
     Section 14.04.   Obligation to Purchase for Removal..........................  78

                                                                                Page
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                                   ARTICLE XV
                       MISCELLANEOUS...........................................  79

     Section 15.01.    Confidentiality.........................................  79
     Section 15.02.    Publicity...............................................  82
     Section 15.03.    Notices.................................................  83
     Section 15.04.    Counterparts............................................  83
     Section 15.05.    Amendments..............................................  83
     Section 15.06.    Parties in Interest.....................................  84
     Section 15.07.    Governing Law...........................................  84
     Section 15.08.    Method of Payment.......................................  84
     Section 15.09.    Severability............................................  84
     Section 15.10.    [Intentionally Omitted].................................  84
     Section 15.11.    Miscellaneous...........................................  84
     Section 15.12.    Complete Agreement......................................  85
     Section 15.13.    Limitation of Liability of Trust Company................  85
     Section 15.14.    Remedies................................................  85
     Section 15.15.    Survival of Agreement...................................  86
     Section 15.16.    Intention of the Parties................................  86

Exhibit A            -   Form of Trust Agreement
Exhibit B            -   Form of Purchase Agreement
Exhibit C            -   Form of Bill of Sale
Exhibit D            -   Form of Lease
Exhibit E            -   Form of Assignment
Exhibit F            -   Form of Indenture
Exhibit G            -   Form of Service Agreement
Exhibit H            -   Form of Guaranty Agreement
Exhibit I            -   Form of Consent and Agreement
Exhibit J-1          -   Owner Trustee Receipt
Exhibit J-2          -   Seller Receipt
Exhibit K            -   Form of Certificate of Acceptance

Schedule I           -   Information on Lessees
Schedule II          -   Information on Owner Participant, Owner
                         Trustee, Indenture Trustee and Initial
                         Note Purchaser
Schedule III         -   Pricing Assumptions, etc.
Schedule IV          -   Existing Leases and Use Agreements

Appendix A           -   Definitions
Annex A              -   Repricing and Reset Provisions

                            PARTICIPATION AGREEMENT


          PARTICIPATION AGREEMENT, dated as of December 27, 1991, among SATELLITE TRANSPONDER LEASING CORPORATION, a Connecticut corporation ("STLC") , GM HUGHES ELECTRONICS CORPORATION, a Delaware corporation ("GMHE"), STUDENT LOAN MARKETING ASSOCIATION, a federally chartered corporation, as Owner Participant, WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity, except as otherwise expressly set forth herein (and in such capacity, "Trust Company"), but solely in its capacity as Owner Trustee under the Trust Agreement, as Owner Trustee, and as Lessor, GOLDMAN, SACHS & CO. as Initial Note Purchaser and STATE STREET BANK AND TRUST COMPANY OF CONNECTICUT, NATIONAL ASSOCIATION, as Indenture Trustee.


                                 INTRODUCTION

          Owner Participant and Initial Note Purchaser propose to participate as provided in this Agreement in the payment of the costs of the purchase by Owner Trustee of the Transponders and certain related costs. Concurrently with the execution of this Participation Agreement, Owner Participant and Trust Company are entering into the Trust Agreement providing, among other things, for beneficial ownership of Lessor's Estate by Owner Participant. On or prior to the Delivery Date, (a) Seller and Owner Trustee will enter into the Purchase Agreement, providing for the purchase of the Transponders by Owner Trustee from Seller; (b) Lessees and Lessor will enter into the Lease providing for the lease of the Transponders by Lessor to Lessees; (c) Hughes Services and Owner Trustee will enter into the Service Agreement providing for the furnishing of certain services by Hughes Services to Owner Trustee with respect to each Transponder;
(d) Lessees and Owner Participant will enter into the Tax Indemnification Agreement providing for the indemnification of Owner Participant by Lessees; (e) Owner Trustee and Indenture Trustee will enter into the Indenture for the benefit of the Noteholders providing for (i) the issuance by Owner Trustee of a Note or Notes substantially in the form set forth in the Indenture, in the amounts and otherwise as provided in the Indenture, as evidence of the investment of the Noteholders in the debt financing of a portion of Buyer's Cost for the Transponders, and (ii) the deposit, mortgage and pledge with Indenture Trustee, as part of the Indenture Estate, of substantially all of the properties other than Excepted Payments held in trust by Owner Trustee under the Trust Agreement as security for the performance of the obligations of Owner Trustee to Indenture Trustee and to the holders of the Notes; (f) Guarantor will enter into the Guaranty Agreement providing for the guaranty by Guarantor of certain payment obligations and liabilities for money damages of Seller and Contractor under the Hughes Agreements; and (g) the parties to the Consent and Agreement will enter into the Consent and Agreement;

          NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto hereby agree as follows:


                                   ARTICLE I

                                  DEFINITIONS

          Section 1.01.  Terms Defined in This Agreement. Except as otherwise
                         -------------------------------
defined herein, capitalized terms used herein shall have the respective meanings assigned thereto in Appendix A for all purposes hereof.


                                   ARTICLE II

                    PARTICIPATIONS IN PAYMENT FOR PROPERTY

          Section 2.01.  Agreement to Participate.  Subject to the terms and
                         ------------------------
conditions of this Agreement and in reliance on the representations and warranties contained herein or made pursuant hereto:

          (a) Participation by Initial Note Purchaser.  On the Delivery Date,
              ---------------------------------------
     Initial Note Purchaser shall participate in the financing of Buyer's Cost for each Transponder by purchasing Notes issued by Owner Trustee in the aggregate principal amount of the Debt Commitment; provided, however, that
                                                        --------- -------
     in case Owner Participant shall fail to make its Commitment for any Transponder available on the Delivery Date, Initial Note Purchaser shall have no obligation to make any amount of its Debt Commitment for such Transponder available on such Date or to increase any amount of its Debt Commitment.

          (b) Participation by Owner Participant.  On the Delivery Date Owner
              ----------------------------------
     Participant shall participate in the payment of Buyer's Cost for each Transponder by making an equity investment in each such Transponder in an amount equal to its Commitment therefor; provided, however, that, in case
                                              --------  -------
     Initial Note Purchaser shall fail to make available the Debt Commitment for any Transponder on or before the Delivery Date, Owner Participant shall have no obligation to make any amount of its Commitment for such Transponder available on such Date or to increase any amount of such Commitment; and provided further that, notwithstanding the foregoing, the
                     -------- -------
     sum of (i) the aggregate amount of the Owner Participant's Commitments for all Transponders plus (ii) an amount equal to (A) the sum of Lessor Interim Amount and Lessor Payment Amount, less (B) Interim Rent, plus (iii) Transaction Costs paid by the Owner Participant, shall not exceed the amount stated in Schedule III hereof as the Commitment Limit.

          Section 2.02.  Notice of Closing.  STLC will furnish Owner Trustee,
                         -----------------
Owner Participant and Initial Note Purchaser with at least three Business Days prior written notice of the date on which Owner Participant shall make its Commitments available to Owner Trustee, Initial Note Purchaser shall make its Debt Commitments available to Owner Trustee and Owner Trustee shall purchase the Transponders from Seller (the "Delivery Date"), which notice shall also include
(i) the Transponder(s) to be purchased by Owner Trustee pursuant to the Purchase Agreement, (ii) Buyer's Cost for each such Transponder, (iii) the amount of the Commitment to be made available by Owner Participant and the amount of the Debt Commitment to be made available by Initial Note Purchaser for each such Transponder and (iv) an estimate of the Transaction Costs to be payable by Owner Trustee pursuant to Section 9.01 hereof. The parties may waive the requirement
                    ------------
of the foregoing notice and the closing of the transactions contemplated hereby shall constitute conclusive evidence of such waiver.

          Section 2.03.  Delivery of the Transponders.
                         ----------------------------

          (a) Owner Participant shall make the Commitments available to Owner Trustee through wire transfer of immediately available funds by 12 Noon New York time on the Delivery Date proposed by STLC in accordance with Section 2.02 to the account specified by Owner Trustee. Initial Note Purchaser shall make the Debt Commitments available to

Owner Trustee through wire transfer of immediately available funds by 12 Noon New York time on the Delivery Date proposed by STLC in accordance with Section 2.02.

          (b) If the delivery of the Transponders does not occur by 11:59 P.M. New York time on the proposed Delivery Date, all funds which have been made available by Owner Participant and Initial Note Purchaser to Owner Trustee shall, until disbursement thereof in accordance with the terms of this Agreement upon delivery of the Transponders, or until returned, be invested by Owner Trustee in such Permitted Investments as are directed by Owner Participant, with respect to the amount of the Commitments, and Lessee with respect to the amount of the Debt Commitments. The parties hereto may agree to any other arrangement mutually satisfactory to such parties as to how funds will be made available and disbursed.

          (c) Owner Participant and Initial Note Purchaser hereby authorize and direct Owner Trustee to make payment of Buyer's Cost for the Transponders to Seller on the Delivery Date by transfer of immediately available funds from the aggregate amount of the Commitments and the Debt Commitments received by Owner Trustee at such time as the Seller shall tender delivery of the Transponders; provided that (A) in the case of Owner Participant, upon delivery, all
--------
conditions precedent to the participation in the payment of Buyer's Cost for the Transponders by Owner Participant specified in Section 3.01 hereof shall have
                                               ------------
been satisfied (or waived) to the satisfaction of Owner Participant and Owner Participant shall have so notified Owner Trustee and (B) in the case of Initial Note Purchaser, upon delivery of the Transponders, all conditions precedent to the participation in the payment of Buyer's Cost for the Transponders by Initial Note Purchaser specified in Section 3.01 hereof shall have been satisfied (or
                            ------------
waived) to the satisfaction of Initial Note Purchaser and Initial Note Purchaser shall have so notified Owner Trustee and (C) such delivery is effected not later than 11:59 P.M. New York time on the Cut-off Date. If Owner Participant and Initial Note Purchaser notify Owner Trustee and STLC either orally or in writing on such day that Buyer's Cost for the Transponders may be paid, such conditions shall be deemed satisfied or waived with respect to Owner Participant and Initial Note Purchaser, respectively, for purposes hereof.

          (d) On the Delivery Date, Owner Trustee shall execute, and Indenture Trustee shall authenticate and deliver to the Initial Note Purchaser, the Notes, which (A) shall be issued in the aggregate amount of the Debt Commitments and in such maturities as are provided in the Indenture, (B) shall bear interest at such rate or rates as are specified in the Indenture, (C) shall be issued in such form and on such terms as are specified in the Indenture, (D) shall be dated and authenticated as of the Delivery Date and shall bear interest therefrom, and (E) shall be issued in such denominations and in such names as the Initial Note Purchaser may request.

          (e) On the Delivery Date, Owner Trustee shall take title to, and accept delivery of, each Transponder from Seller upon delivery thereof by Seller pursuant to the Purchase Agreement (Owner Trustee hereby appointing STLC as its representative to accept such delivery on its behalf).

          (f) On the Delivery Date, STLC shall accept each Transponder by delivery of a Certificate of Acceptance in the form of Exhibit K.

          (g) The closings for the transactions contemplated hereby shall take place at the offices of Weil, Gotshal & Manges, 767 Fifth Avenue, New York, NY 10153 or such other place as the parties hereto shall agree.


          Section 2.04.  Expiration of Obligations of Participants.
                         -----------------------------------------

          (a) Notwithstanding any provision to the contrary contained herein, the obligation of (i) Owner Participant to make available or release any amount of any Commitment, (ii) Initial Note Purchaser to make available or release any amount of any Debt Commitment, (iii) Seller to sell any Transponder pursuant to the Purchase Agreement and (iv) Lessees to accept any Transponder under the Lease, shall expire 11:59 P.M. New York time on the Cut-off Date.

          (b) If Owner Participant shall for any reason wrongfully fail or refuse to make the full amount of its Commitment in respect of any Transponder available to Owner Trustee hereunder on or before the Delivery Date (Owner Participant, for the purpose of this paragraph, being called the "Defaulting Participant"), Owner Trustee shall promptly give each party hereto telephonic notice (to be confirmed promptly in writing) of such wrongful failure or refusal. In such event the Defaulting Participant will have no further right to participate in the payment of Buyer's Cost for such Transponder. Lessees shall have the right to designate any banking or financial institution, institutional investor or fund which is not affiliated with either Lessee or with Owner Participant to be substituted for the Defaulting Participant. Such substituted institution or institutions (the "Substituted Participant") shall sign and deliver an amendment to this Agreement, in form and substance satisfactory to Owner Trustee and Indenture Trustee, whereby the Substituted Participant agrees to be a party to this Agreement, agrees to make the same representations and warranties as the Defaulting Participant and agrees to be bound by all the terms hereof and to undertake all the obligations of the Defaulting Participant contained herein, other than obligations, if any, arising from the aforesaid failure or refusal by such Defaulting Participant.

          (c) If any Transponder shall not have been delivered on or before the Cut-off Date, the Owner Trustee will return funds in an amount equal to the Commitment therefor and any interest, income or profits thereon to the Owner Participant on the first Business Day after the Cut-off Date, and an amount equal to the Debt Commitment therefor to the Initial Note Purchaser.

          Section 2.05.  Pricing Assumptions; Modifications to Lease.  The
                         -------------------------------------------
pricing assumptions, the basis for the calculation of Scheduled Rent, Stipulated Loss Value, Termination Value and the EBO Amounts, and the amounts thereof, shall be as set forth in Schedule III hereto.
                         ------------


                                  ARTICLE III

                              CONDITIONS PRECEDENT

          Section 3.01.  Conditions Precedent to the Obligations of Owner
                         ------------------------------------------------
Participant and Initial Note Purchaser. The obligation of Owner Participant to
--------------------------------------
make available to Owner Trustee its Commitment and of Initial Note Purchaser to make available its Debt Commitment and of Owner Participant and Initial Note Purchaser to participate in the purchase and financing, respectively, of any Transponder shall be subject to the fulfillment to the satisfaction of, or waiver by, such Person prior to or on the Delivery Date, of the following conditions precedent (except that (i) the obligation of any party shall not be subject to such party's own performance or compliance, (ii) the conditions specified in clause (iii) of Section 3.01(i) and in Section 3.01(1)
                             --------------         --------------

(other than the last sentence thereof), Sections 3.0l(v) and (x) hereof need be
                                        ------------------------
fulfilled only to the satisfaction of, or waiver by, Owner Participant and (iii) the conditions specified in the last sentence of Section 3.01(1) and in Section
                                                 ---------------         -------
3.01(z) hereof need be fulfilled only to the satisfaction of, or waiver by,
-------
Initial Note Purchaser):

          (a) Notice.  Receipt of the notice referred to in Section 2.02.
              ------                                        ------------

          (b) Receipts.  Receipts, substantially in the form of Exhibits J-1, J-
              --------
     2 and K hereto, dated the Delivery Date, shall have been duly executed and delivered by (i) Owner Trustee evidencing receipt of the Commitments of Owner Participant and the Debt Commitments from Initial Note Purchaser,
     (ii) Seller to Owner Trustee evidencing payment to Seller of Buyer's Cost for the Transponders and (iii) Lessees certifying acceptance pursuant to the Certificate of Acceptance of the Transponders.

          (c) Legality.  No change shall have occurred under Applicable Law
              --------
     since the date hereof which, in the opinion of Initial Note Purchaser, Owner Participant or either Lessee, as the case may be, shall or would make it illegal or unduly burdensome for such Person to participate in any of the transactions contemplated by the Operative Documents and the Hughes Agreements .

          (d) Insurance.  Receipt of evidence reasonably satisfactory to Owner
              ---------
     Participant and Initial Note Purchaser of the liability and casualty or life insurance in effect on the Delivery Date; provided that a certificate
                                                    --------
     of an officer of either Lessee to that effect shall constitute such satisfactory evidence.

          (e) Material Adverse Change.  Since September 30, 1991, there has been
              -----------------------
     no material adverse change in GMHE's consolidated financial condition, operations, business, or properties.

          (f) Litigation.  No action, proceeding or investigation shall have
              ----------
     been instituted nor shall governmental action before any Governmental Body be threatened, nor shall any Order have been issued or proposed to be issued by any Governmental Body at the time of the Delivery Date to set aside, restrain, enjoin or prevent the consummation of any of the transactions contemplated by this Agreement or by the other Operative Documents and the Hughes Agreements.

          (g) Consents and Approvals. All actions, approvals, consents, waivers,
              ----------------------
     exemptions, variances, franchises, orders, permits, authorizations, rights and licenses required to be taken, given or obtained, as the case may be, by or from any Governmental Body or by or from any trustee or holder of indebtedness or obligations of the Seller or either Lessee, that are necessary or, in the opinion of Owner Participant or Initial Note Purchaser or their respective special counsel or their respective special FCC counsel, advisable in order that the Transponders may be operated for their intended purpose in connection with the transactions contemplated by the Operative Documents and the Hughes Agreements shall have been duly taken, given or obtained, as the case may be, shall be in full force and effect on the Delivery Date, shall not be subject to any pending proceedings or appeals (administrative, judicial or otherwise) and either the time within which any appeal therefrom may be taken or review thereof may be obtained shall have expired or no review may be obtained or appeal therefrom taken and shall be adequate to authorize the consummation of the transactions contemplated by the Operative Documents and the Hughes Agreements, and the performance by the parties of their respective obligations thereunder. STLC shall have received due authorization from the FCC to operate the Satellite, which authorization shall not be subject to any pending proceedings (administrative, judicial or otherwise) and shall not contain any restrictions therein, other than those relating to STLC's application from time to time to the FCC for a different orbital position for the Satellite, as contemplated by the Operative Documents and the Hughes Agreements, and those which in the opinion of special FCC counsel for each of Owner Participant and Initial Note Purchaser are customary for authorizations of such kind.

          (h) Exemption from Regulation. Initial Note Purchaser, Indenture
              -------------------------
     Trustee, Owner Participant, Owner Trustee and any Affiliate of any thereof shall have obtained all appropriate regulatory or other governmental approvals, licenses or permits of any kind required for their participation in the transactions contemplated by the Operative Documents and the Hughes Agreements and Initial Note Purchaser, Indenture Trustee, Owner Participant, Owner Trustee and their respective Affiliates shall not be subject solely by reason of the transactions contemplated by the Operative Documents and the Hughes Agreements to regulation (i) under the Communications Act, except for direct or derivative obligations to furnish nonburdensome information routinely required of similarly situated Persons or obligations that either Lessee has undertaken under any of the Operative Documents or Hughes Agreements, or (ii) as an entity offering common carrier communications services or engaged in the use or operation of any apparatus for the transmission of energy, communications or signals by radio by any Federal, state or local regulatory officer, commission or agency.

          (i) Authorization, Execution and Delivery of Documents.  The following
              --------------------------------------------------
     documents shall have been duly authorized, executed and delivered by the respective parties thereto, shall be in full force and effect on the Delivery Date without any event or condition having occurred or existing which constitutes, or with the giving of notice or lapse of time or both would constitute, a default thereunder or breach thereof or would give any party thereto the right to terminate any thereof, and an executed counterpart of each thereof shall have been delivered to Initial Note Purchaser, Indenture Trustee, Owner Trustee, each Lessee, Owner Participant, and their respective counsel; provided, however, that the Tax
                                                --------  -------
     Indemnification Agreement shall be delivered to each Lessee and Owner Participant and their respective counsel only:

            (i)  this Agreement;
           (ii)  the Lease;
          (iii)  the Tax Indemnification Agreement;
           (iv)  the Indenture;
            (v)  the Purchase Agreement;
           (vi)  the Service Agreement;
          (vii)  the Guaranty Agreement;
         (viii)  the Trust Agreement;
           (ix)  the Bill of Sale; and
            (x)  the Consent and Agreement.

          (j) Transponders.  On the Delivery Date, each of the Transponders
              ------------
     being purchased by Owner Trustee shall
have been accepted by STLC pursuant to Section 2(a) of the Lease, Owner Trustee shall have received good and marketable title to each such Transponder free and clear of all Liens other than Permitted Liens described in clause (a) of the definition thereof and, in respect of Indenture Trustee, Liens created by Indenture Trustee, and, in respect of Owner Participant, Liens created by Owner Participant or Trust Company, in each case as described in clause (b) of the definition thereof, and Seller shall have furnished notice of delivery in accordance with the provisions of the Purchase Agreement.

          (k) Filings and Recordings.  All Uniform Commercial Code financing
              ----------------------
     statements and other documents, if any, or memoranda in respect thereof, necessary or advisable, in the reasonable opinion of Initial Note Purchaser and Owner Participant (as specified by such Person or its special counsel), to establish, confirm and protect the right, title and interest of Owner Trustee in and to the Transponders, and, in the reasonable opinion of Initial Note Purchaser and Owner Participant (as specified by such Person) to perfect (to the extent practicable in the case of the Transponders) for the benefit of Indenture Trustee and the Noteholders, the security interest in the Indenture Estate provided for in the Indenture, shall have been filed or recorded or entrusted to such Person as the Initial Note Purchaser shall designate for prompt filing or recording.

          (l) Appraisal.  Owner Participant shall have received an Appraisal, by
              ---------
     Independent Appraiser, addressed to it in a form and substance satisfactory to Owner Participant and its special tax counsel and not inconsistent with the opinion of the Independent Appraiser delivered to Lessees and referred to in Section 3.02(a)(i) hereof, containing (i) the statement that Buyer's
           ------------------
     Cost of each Transponder is equal to the fair market value of each Transponder as of the Delivery Date, (ii) an estimate that not less than 20% of the remaining economic useful life of each Transponder as of the Delivery Date will remain at the end of the Basic Term, (iii) an estimate of the residual value of each Transponder at the end of the Basic Term (without taking into account the effect of inflation or deflation), which estimate shall be to the effect that each Transponder shall have a residual value of not less than 20% of Buyer's Cost taking into account Section 20(c) of the Lease and the obligations under the Hughes Agreements, (iv) the conclusion that no Transponder is "limited use property" and that it is reasonable to expect that each Transponder will be useful or usable in a commercially feasible manner at the end of the Basic Term by Owner Participant or a Person other than Lessee or an Affiliate thereof and (v) a statement that the fees payable under the Service Agreement are equal to the fair market value of the services to be provided thereunder (the "Appraisal"). The Appraisal will also state the estimate as of the Delivery Date of the Independent Appraiser of the expected fair market value of each Transponder at the end of the Basic Term and on the First EBO Date applicable thereto (taking into account a reasonable estimate of the effect of inflation and deflation). Initial Note Purchaser shall have received evidence satisfactory to it (in the form of a copy of the relevant sections of the opinion referred to in Section 3.02(a)(i)) that Buyer's Cost of each
                            ------------------
     Transponder is equal to the fair market value of each Transponder as of the Delivery Date.

          (m) Officer's Certificates.  On the Delivery Date, the following
              ----------------------
     statements shall be true and Owner Participant, Owner Trustee, each Lessee, Initial Note Purchaser and Indenture Trustee shall have received:

              (i) an Officer's Certificate of each Lessee, dated the Delivery Date, stating that (A) the representations and warranties of such Lessee contained in the Operative Documents to which it is a party are true on and as of the Delivery Date as though made on and as of the Delivery Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date); (B) no event or condition has occurred and is continuing, or would result from the consummation of any transaction contemplated by the Operative Documents and the Hughes Agreements which constitutes a Default or an Event of Default, an Event of Loss or an event which, with the passage of time or giving of notice or both, would become an Event of Loss, under the Lease; (C) all covenants and conditions required to be performed or fulfilled by such Lessee prior to or on the Delivery Date have been performed and fulfilled or waived; and (D) each Operative Document and the Purchase Agreement to which it is a party remains in full force and effect with respect to it; and

              (ii) an Officer's Certificate of each of Seller and Contractor, dated the Delivery Date, stating that (A) its representations and warranties contained herein and in the Hughes Agreements are true on and as of the Delivery Date as though made on and as of the Delivery Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date); (B) all covenants and conditions required to be performed or fulfilled by it prior to or on the Delivery Date have been performed and fulfilled or waived; and (C) each of the Hughes Agreements to which it is a party remains in full force and effect; and

             (iii) an Officer's Certificate of Owner Participant, dated the Delivery Date, stating that (A) the representations and warranties of Owner Participant contained in the Operative Documents to which it is a party are true on and as of the Delivery Date as though made on and as of the Delivery Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date); (B) no event or condition attributable to Owner Participant has occurred and is continuing, or would result from the consummation of any transaction contemplated by the Operative Documents or the Hughes Agreements, which constitutes an Indenture Event of Default; (C) all covenants and conditions required to be performed or fulfilled by Owner Participant prior to or on the Delivery Date have been performed and fulfilled or waived; and (D) each Operative Document to which it is a party remains in full force and effect with respect to it; and

         (iv) an Officer's Certificate of Owner Trustee, dated the Delivery Date, stating that (A) the representations and warranties of Owner Trustee contained in the Operative Documents to which it is a party are true on and as of the Delivery Date as though made on and as of the Delivery Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date); (B) no event or condition attributable to Owner Trustee has occurred and is continuing, or would result from the consummation of any transaction contemplated by the Operative Documents or the Hughes Agreements, which constitutes an Indenture Event of Default; (C) all covenants and conditions required to be performed or fulfilled by Owner Trustee prior to or on the Delivery Date have been performed and fulfilled or waived; and (D) each Operative Document and Hughes Agreement to which it is a party remains in full force and effect with respect to it; and

          (v) an Officer's Certificate of Indenture Trustee dated the Delivery Date, stating that (A) the representations and warranties of Indenture Trustee contained in the Operative Documents to which it is a party are true on and as of the Delivery Date as if made on and as of the Delivery Date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties shall have been true and accurate on and as of such earlier date); (B) all covenants and conditions required to be performed or fulfilled by Indenture Trustee prior to or on the Delivery Date have been performed and fulfilled or waived; and (C) each Operative Document to which it is a party remains in full force and effect with respect to it.

     (n) Resolutions, Certificates etc.  Owner Participant, each Lessee, the
         -----------------------------
Initial Note Purchaser, Indenture Trustee and Owner Trustee shall have received the following, in each case in form and substance reasonably satisfactory to Owner Participant, each

Lessee, Indenture Trustee, the Initial Note Purchaser and Owner Trustee, respectively:

          (i) a copy of resolutions of the respective Boards of Directors (or committees thereof having power with respect to the matters covered by such resolutions) of each Lessee, Contractor, Seller, Guarantor, Owner Participant, Owner Trustee, and Indenture Trustee, each certified as of the Delivery Date by the Secretary or an Assistant Secretary thereof, duly authorizing the execution, delivery and performance by it of each Operative Document, Guaranty Agreement and Hughes Agreement to which it is a party, in each case together with an incumbency certificate as to the officer or officers or other persons authorized to execute and deliver such documents on its behalf;

         (ii) a good standing certificate of recent date from the jurisdiction of incorporation of each Lessee, Contractor, Seller, Guarantor, and, to the extent available, Owner Participant, Trust Company, and Indenture Trustee;

         (iii) a certificate of the Secretary or Assistant Secretary of each Lessee, Contractor, Seller, and Guarantor, and, to the extent available, Owner Participant, Trust Company, and Indenture Trustee, certifying as to such Person's charter and by-laws; and

         (iv) such other documents and evidence with respect to each Lessee, Contractor, Seller, Guarantor, Owner Participant, Indenture Trustee, and Owner Trustee, as Owner Participant, Owner Trustee, either Lessee, Indenture Trustee, or Initial Note Purchaser may reasonably request in order to consummate the transactions contemplated by the Operative Documents, and to evidence the taking of all corporate proceedings in connection therewith and compliance with the conditions herein or therein set forth.

          (o) Event of Loss.  No Event of Loss, or event which, with the passage
              -------------
     of time or giving of notice or both, would become an Event of Loss, shall have occurred with respect to any of the Transponders.

          (p) Opinions of Counsel and Special Counsel for Lessees and Guarantor.
              -----------------------------------------------------------------
     Owner Participant, Owner Trustee, the Initial Note Purchaser and Indenture Trustee shall have received opinions, dated the Delivery Date, in form and substance reasonably satisfactory to them, from Latham & Watkins, special counsel for each of the Lessees, Seller and Guarantor, from Weil, Gotshal & Manges, special counsel for Lessees and Guarantor, and from Scott B. Tollefsen, Esq., (or other in-house counsel) as counsel for Lessees, Seller, Guarantor and Contractor.

          (q) Opinion of FCC Counsel for Lessee and Guarantor. Owner
              -----------------------------------------------
     Participant, Owner Trustee, the Initial Note Purchaser and Indenture Trustee shall have received an opinion, dated the Delivery Date, in form and substance reasonably satisfactory to them, from Latham & Watkins, FCC counsel for each of the Lessees and Guarantor.

          (r) Opinion of Special Counsel for Owner Participant. Each Lessee,
              ------------------------------------------------
     Owner Participant, Owner Trustee, the Initial Note Purchaser and Indenture Trustee shall have received an opinion or opinions, dated the Delivery Date, in form and substance reasonably satisfactory to them, from Dewey Ballantine, special counsel for Owner Participant, and from other counsel or special counsel for Owner Participant.

          (s) Opinion of Special Counsel for Owner Trustee. Owner Participant,
              --------------------------------------------
     Owner Trustee, Indenture Trustee, the Initial Note Purchaser and each Lessee shall have received an opinion, dated the Delivery Date, in form and substance reasonably satisfactory to them, from Richards, Layton & Finger, special counsel for Owner Trustee.

          (t) Opinion of Counsel for Indenture Trustee. Each Lessee, Owner
              ----------------------------------------
     Participant, Owner Trustee, Indenture Trustee and the Initial Note Purchaser shall have received an opinion, dated the Delivery Date, in form and substance reasonably satisfactory to them, from Day, Berry & Howard, counsel for Indenture Trustee.

          (u) Opinion of Special FCC Counsel for Owner Participant.  Owner
              ----------------------------------------------------
     Participant, Trust Company, Indenture Trustee and the Initial Note Purchaser shall have received an opinion, dated the Delivery Date, in form and substance reasonably satisfactory to them, from Wiley, Rein & Fielding, special FCC counsel for Owner Participant.

          (v) Opinion of Tax Counsel for Owner Participant. Owner Participant
              --------------------------------------------
     shall have received an opinion, dated the Delivery Date, from Dewey Ballantine, special tax counsel for Owner Participant, in form and substance satisfactory to Owner Participant, as to certain income tax matters.

          (w) Payment of Taxes, etc.  All taxes, fees and other charges due and
              ---------------------
     payable in connection with the purchase of the Transponders and the execution, delivery, recordation and filing of all the documents and instruments referred to in this Agreement and in connection with the issuance and sale of the Notes shall have been paid in full.

          (x) Tax Law Change.  During the period after November 15, 1991 and
              --------------
     ending on the day immediately preceding the Delivery Date, no change in the Code shall have been enacted or proposed, or no change in the Regulations shall have been adopted or proposed, in each case that would adversely affect Owner Participant's Net Economic Return with respect to the Transponders; provided, however, that (i) a change in the Regulations shall
                   --------  -------
     be deemed to be proposed for the purposes of this Section 3.01(x) only upon
                                                       ---------------
     publication as proposed regulations in the Federal Register and (ii) a change in the Code shall be deemed to be proposed for purposes of this
     Section 3.01(x) only if it is introduced as a bill in the United States
     ---------------
     Congress in the form proposed by the U.S. Department of Treasury or by a member of the House Ways and Means Committee or the Senate Finance Committee as sponsor; and provided further that the foregoing shall not
                               -------- -------
     relieve Owner Participant of its obligations hereunder if an adjustment to Scheduled Rent payable with respect to Transponders is made, or upon enactment or promulgation would be made, in either case pursuant to Section 4 of the Lease in respect of such change, or if Lessees agree to indemnify against such adverse effect in a manner reasonably satisfactory to Owner Participant.

          (y) STLC Contract.  On or prior to the Delivery Date, Owner
              -------------
     Participant, and Initial Note Purchaser shall have received a true and complete copy of certain portions, as amended, of the STLC Negotiated Contract No. 85-001 dated February 15, 1988 between STLC and Hughes Aircraft Company.

          (z) Opinion of Special Counsel for Initial Note Purchaser.  Initial
              -----------------------------------------------------
     Note Purchaser shall have received an opinion, dated the Delivery Date, in form and substance reasonably satisfactory to them from Davis Polk & Wardwell, special counsel to Initial Note Purchaser.


          Section 3.02. Conditions Precedent to Lessees' Obligations.
                        --------------------------------------------

          (a) The obligations of Lessees to take delivery under the Lease of the Transponders and consummate the transactions contemplated hereby shall be subject to (i) receipt by each Lessee of an opinion reasonably satisfactory to them in form and scope from the Independent Appraiser, not inconsistent with the Appraisal delivered to Owner Participant pursuant to
     Section 3.01(1) hereof, (A) to the effect that the Transponders will have,
     ---------------
     at the end of the Basic Term, in excess of 25% of their economic useful life remaining, measured from the Delivery Date, (B) to the effect that the fair market value of the Transponders is equal to Buyer's Cost, and (C) to such other matters as either Lessee shall reasonably require, (ii) satisfaction of, or waiver by, Lessees (acting directly or by authorization to counsel), of the conditions contained in Sections 3.01(b), (c), (f),
                                                 --------------------------
     (g), (h), (i), (m)(iii), (m)(iv), (m)(v), (n) (insofar as it relates to
     ---------------------------------------------
     Owner Participant, Owner Trustee, and Indenture Trustee), (o), (r), (s),
                                                               -------------
     (t), and (x) (it being understood that if any such Section specifies that a
     ------------
     condition be fulfilled to the satisfaction of a Person, such condition shall be fulfilled to the satisfaction of each Lessee and that the obligation of each Lessee shall not be subject to its own or the other Lessee's performance or compliance) and (iii) sale and lease transactions on substantially identical terms and conditions shall have been consummated in respect of all of the Other Transponders on the Satellite that are to be sold to the Other Owner Trustee on behalf of the Other Owner Participant.

          (b) If prior to or on the Delivery Date any adjustment to the amounts payable as Scheduled Rent required to be made pursuant to Section 4 of the Lease and in accordance with Section 4 thereof would result in (i) the

     Lease ceasing to qualify as an Operating Lease or (ii) an increase in the Net Present Value of Scheduled Rent by more than 200 basis points, Lessees shall have the option, exercisable by the furnishing of a notice to Owner Trustee and Indenture Trustee, to terminate their respective obligations hereunder (other than the obligations pursuant to Sections 6.01 and 7.01
                                                       ----------------------
     and the obligation to pay Transaction Costs pursuant to Section 9.01).
                                                             ------------
                                   ARTICLE IV

                        REPRESENTATIONS AND WARRANTIES

          Section 4.01.  Representations and Warranties of Lessees.  Each Lessee
                         -----------------------------------------
represents and warrants to each of the other parties hereto that:

          (a) It is a corporation duly organized, validly existing and in good standing under the laws of the state of its incorporation, and has all requisite corporate power and authority to operate and own or hold under lease the properties it purports to operate and own or hold under lease, to transact the business it transacts and to otherwise enter into and perform its obligations under each Operative Document to which it is or will be a party. Such Lessee is duly qualified to do business as a foreign corporation and in good standing in each jurisdiction wherein the failure to do so would have a material adverse effect, in the case of STLC, on the conduct of its business and operations as presently conducted or on the ability of STLC to perform its obligations under the Operative Documents and Hughes Agreements to which it is a party and, in the case of GMHE, on the financial condition or operations of GMHE and its subsidiaries taken as a whole or on the ability of GMHE to perform its obligations under the Operative Documents and Hughes Agreements to which it is a party.

          (b) Each Operative Document and Hughes Agreement to which such Lessee is or will be a party has been duly authorized by all necessary corporate action on the part of, and has been or on or prior to the Delivery Date will be duly executed and delivered by, such Lessee and neither the execution and delivery thereof, nor the consummation by it of the transactions contemplated thereby (including, without limitation, the operation of the Transponders), nor compliance by such Lessee with any of the terms and provisions thereof (i) requires any approval of stockholders or approval or consent of any trustee or holders of any of its indebtedness or obligations; (ii) contravenes any law, judgment, governmental rule or regulation or order applicable to or binding on it or any of its properties, the contravention of which would have a material adverse effect on the conduct of its business and operations as presently conducted or the performance of its obligations under the Operative Documents and the Hughes Agreements to which it is a party; (iii) contravenes or results in any breach of, or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement for borrowed money, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected, the contravention, breach or default of which would have a material adverse effect on the conduct of its business and operations as presently conducted or the performance of its obligations under the Operative Documents and the Hughes Agreements to which it is a party; (iv) contravenes its corporate charter or by-laws; or
     (v) results in the creation of any Lien (other than Permitted Liens described in clauses (a) and (b) of the definition thereof) upon the Transponders or any material property of such Lessee.

          (c) Neither the execution and delivery by it of the Operative Documents or Hughes Agreements to which it is or will be a party, nor the consummation by it of any of the transactions (including, without limitation, the operation of the Transponders) contemplated thereby, requires the consent, approval or authorization of, the giving of notice to, or the registration with, the recording or filing of any document with, or the taking of any other action in respect of, any Governmental Body, except (i) such of the foregoing as have been obtained, given or done, (ii) the filings and actions described in clause (ii) of Section 4.01(g), and
                                                         ---------------
     (iii) such routine notification from Seller to the FCC as may be required after the Delivery Date under the laws in existence on the Delivery Date. As of the Delivery Date, any and all notifications that may be required to be given by Seller to the FCC pursuant to the foregoing clause (iii) are routine in nature and for informational purposes only, and no such notice as of the Delivery Date requires any official action or determination by the FCC as of the Delivery Date, is subject to approval or disapproval by the FCC or as of the Delivery Date gives rise to a right by any third party to file a petition to deny.

          (d) Each Operative Document and Hughes Agreement to which such Lessee is a party constitutes the legal, valid and binding obligation of such Lessee, enforceable against such Lessee in accordance with its terms, except as such enforcement may be subject to bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity.

          (e) Except as disclosed in writing to Indenture Trustee, Owner Trustee, Owner Participant and Initial Note Purchaser prior to the execution of this Agreement, there are no actions, suits or proceedings pending against such Lessee in any court or before any arbitrator of any kind or before or by any Governmental Body, or to the knowledge of such Lessee threatened, which question the legality or validity of any of the Operative Documents or Hughes Agreements to which such Lessee is a party or the transactions contemplated thereby or which, individually or in the aggregate, if adversely determined, would have a material adverse effect in the case of STLC, on the conduct of its business and operations as presently conducted or on the ability of STLC to perform its obligations under the Operative Documents or the Hughes Agreements to which it is a party and, in the case of GMHE, on the financial condition or operations of GMHE and its subsidiaries taken as a whole or on the ability of GMHE to perform its obligations under the Operative Documents and Hughes Agreements to which it is a party.

          (f) Such Lessee is not in violation of any Order of any Governmental Body, which violation would have a material adverse effect on the conduct of its business and operations as conducted on the date hereof.

          (g) On the Delivery Date, upon delivery of the Bill of Sale to Owner Trustee and payment of Buyer's Cost for the Transponders by Owner Trustee to Seller (i) Seller will deliver to Owner Trustee good and marketable title to the Transponders free and clear of all Liens other than Permitted Liens described in clauses (a) and (b) of the definition thereof and (ii) except for the filing of a Uniform Commercial Code financing statement or statements covering the Indenture Estate and naming Owner Trustee as debtor and Indenture Trustee as secured party (which have been filed or received or delivered to counsel for Indenture Trustee for filing or recording), and except for the taking by Indenture Trustee of possession of the executed original counterpart of the Lease, no further action, including any filing or recording of any document, is necessary or advisable in order to establish, confirm and protect Owner Trustee's right, title and interest in and to the Transponders or to perfect for the benefit of the Noteholders the security interest in the Indenture Estate provided for in the Indenture (other than any part of the Indenture Estate located on the Satellite).

          (h) No Default or Event of Default has occurred and is continuing under the Lease and no Event of Loss or event or condition which, with notice or lapse of time or both, would become an Event of Loss has occurred.

          (i) Such Lessee is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

          (j) None of the execution and delivery of this Participation Agreement and the Operative Documents, the purchase by the Initial Note Purchaser of the Notes, and the acquisition by Owner Participant of its beneficial interest in the Lessor's Estate will involve any prohibited transaction within the meaning of Section 406(a) of ERISA or Sections 4975(c)(i)(A) through (D) of the Code (such representation being made in reliance upon and subject to the accuracy of the representations contained in Sections
                                                                     --------
     4.07(e) and 4.08(b) hereof, and in the Notes).
     ------      -------

          (k) As of the Delivery Date, none of Owner Participant, Indenture Trustee and Initial Note Purchaser will become, solely by reason of entering into the Operative Documents and the Hughes Agreements or the consummation of any of the transactions contemplated thereby, subject to regulation under

     (i) the Communications Act as in effect on the Delivery Date (except for direct or derivative obligations to furnish nonburdensome information routinely required of similarly situated Persons or obligations that either Lessee has undertaken in any of the Operative Documents), or (ii) any other Federal, state or local law relating to communications services or the use or operation of apparatus for the transmission of energy, communications or signals by radio.

          (1) The chief executive office (as such term is used in Article 9 of the Uniform Commercial Code) of STLC is located at 1990 East Grand Avenue, El Segundo, California 90245. The chief executive office of GMHE is located at 3044 West Grand Boulevard, Detroit, Michigan 48202-3091. The only earth station facilities employed on the date hereof to provide tracking, telemetry, and control of the Satellite are located in El Segundo, California, Castle Rock, Colorado and Spring Creek, New York.

          (m) Other than Argent Group Ltd. and Goldman Sachs & Co. (each of whose fees shall be paid as set forth in Article IX of this Agreement or by
                                              ----------
     Lessees for their own account), no Persons acting on behalf of such Lessee or any Affiliate thereof is or will be entitled, directly or indirectly, to any brokerage fee, commission, or finder's fee from any of the other parties hereto in connection with the transactions contemplated hereby.

          (n) Such Lessee has filed all Federal tax returns required to be filed by it, and all other required tax returns in respect of which the failure to file would have a material adverse effect on the financial condition of GMHE and its subsidiaries taken as a whole or on the ability of such Lessee to perform its obligations hereunder and, in the case of GMHE, under the Guaranty Agreement, and has paid, or made provision for the payment of, all taxes shown to be due and payable on such returns before they have become delinquent, except for any taxes of which the amount, applicability or validity is currently being contested in good faith by appropriate proceedings and for which adequate reserves have been provided.

          (o) Schedule IV hereto contains a list of all of the leases and use agreements with respect to the

     Transponders in existence on the date of this Agreement (but not including Occasional Use Service Contracts), which, as to all such agreements on or prior to the Delivery Date, will be duly and validly (as between STLC and Owner Trustee) assigned to Owner Trustee as security for Lessees' obligations under the Lease, pursuant to an assignment agreement substantially in the form of Exhibit E (other than the Existing Lease with Chevron and any Occasional Use Service Contracts); provided that no notice
                                                        --------
     shall have been given to the lessees or users thereunder. STLC has provided Owner Participant with true and correct copies of such leases and use agreements.

          (p) HAC shall have no claim against the Satellite, the Transponders, the Transponder Spares, Owner Participant, Lessor, Indenture Trustee, the Lessor Estate, or the Indenture Estate or any of the Operative Documents or the Hughes Agreements for any amount payable or performance required pursuant to the contract known as STLC Contract No. 85-001 between HAC and STLC, as amended to date.

          (q) The information furnished to the Independent Appraiser by Lessees in writing on or before the Delivery Date and attached to the Appraisal concerning the amount of fuel on board the Satellite at the time specified therein, the deployment of the Transponder Spares on board the Satellite, and any anomalous conditions that have occurred on the Satellite on or before the Delivery Date, is true and correct in all material respects as of the Delivery Date subject, in the case of the amount of fuel on board the Satellite, to the best of Seller's knowledge; provided that nothing
                                                       --------
     contained in this clause (g) shall have any impact on the rights or obligations of any party under the Tax Indemnification Agreement.

          Section 4.02.  Additional Representations and Warranties of GMHE.
                         -------------------------------------------------
GMHE represents and warrants to each of the other parties that:

          (a) The Guaranty Agreement has been duly authorized by all necessary corporate action on the part of, and has been or on or prior to the Delivery Date will be duly executed and delivered by, GMHE, and neither the execution and delivery thereof nor the consummation of the transactions contemplated thereby, nor compliance by GMHE with any of the terms and provisions hereof or thereof (i) requires any approval of stockholders or approval or consent of any trustee or holders of any indebtedness or obligations of GMHE other than such approvals or consents as have been obtained or will have been obtained prior to the Delivery Date; (ii) contravenes any law, judgment, governmental rule or regulation or order applicable to or binding on GMHE or any of its properties, the contravention of which would have a material adverse effect on the financial condition of GMHE and its subsidiaries taken as a whole or on the ability of GMHE to perform any of its obligations hereunder or under the Guaranty Agreement; (iii) contravenes or results in any breach of or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement for borrowed money, contract or other agreement or instrument to which GMHE is a party, the contravention, breach or default of which would have a material adverse effect on the financial condition of GMHE and its subsidiaries taken as a whole or on the ability of GMHE to perform any of its obligations hereunder or under the Guaranty Agreement;
     (iv) contravenes its corporate charter or by-laws; or (v) results in the creation of any Lien (other than expressly permitted by the Operative Documents) upon the Transponders or any material property of Guarantor.

          (b) Neither the execution, delivery and performance by GMHE of the Guaranty Agreement nor the consummation of any of the transactions contemplated hereby or thereby requires the consent, approval or authorization of, the giving of notice to, or the registration, recording or filing of any document with, or the taking of any other action in respect of any Governmental Body.

          (c) The Guaranty Agreement constitutes the legal, valid and binding obligation of GMHE, enforceable against GMHE in accordance with its terms, except as such enforcement may be subject to bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally and to general principles of equity.

          (d) (i) GMHE has delivered to Owner Trustee, Indenture Trustee, Owner Participant and Initial Note

     Purchaser copies of the consolidated balance sheet of GMHE and its consolidated subsidiaries as of December 31, 1990, and related statements of consolidated income and cash flow and stockholders' equity for the fiscal year then ended, accompanied by the report of Deloitte & Touche, independent accountants. Such statements fairly present, in accordance with GAAP, the financial position of GMHE and its consolidated subsidiaries as of such date and the results of their operations and changes in their financial position for such fiscal year.

            (ii) GMHE has delivered to Owner Trustee, Indenture Trustee, Owner Participant and Initial Note Purchaser copies of the unaudited consolidated balance sheet of GMHE and its consolidated subsidiaries as of September 30, 1991, and the related unaudited statements of consolidated income and cash flow and stockholders' equity for the nine month period then ended. Such statements have been prepared on a basis consistent with that employed in preparation of the financial statements described in subparagraph (i) above, except as may otherwise be noted therein, and in the opinion of management reflect all adjustments which are necessary for a fair presentation of the results for the interim periods presented.

            (iii) Since September 30, 1991, there has been no material adverse change in GMHE's consolidated financial condition, operations, business or properties.

          Section 4.03.  Representations and Warranties of Owner Participant.
                         ---------------------------------------------------
Owner Participant represents and warrants to each of the other parties hereto that:

          (a) It is a corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated and has all requisite corporate power and authority to enter into and perform its obligations under this Agreement and the other Operative Documents to which it is a party.

          (b) Each Operative Document to which Owner Participant is or will be a party has been duly authorized by all necessary corporate action on the part of, and has been or on or prior to the Delivery Date will have been duly executed and delivered by,

     Owner Participant and neither the execution and delivery thereof, nor the consummation by it of the transactions contemplated thereby, nor compliance by Owner Participant with any of the terms and provisions thereof, subject to and in reliance upon the accuracy of the representations made by the Lessee in Sections 4.01(j) and 4.01(k) and by the Initial Note Purchaser
               ----------------     -------
     set forth in Sections 4.08(a) and 4.08(b) and in the Notes (i) requires
                  ----------------     -------
     any approval of its stockholders, or approval or consent of any trustee or holders of any of its indebtedness or obligations; (ii) contravenes any law, judgment, governmental rule, regulation or order applicable to or binding on it or on any of its properties (except, however, that no representation is made as to communications law or other Applicable Law relating to transponders or satellites); (iii) contravenes or results in any breach of or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, contract or other agreement or instrument to which it is a party or by which it or any of its properties may be bound or affected;
     (iv) contravenes its corporate charter or bylaws; or (v) results in the creation of any Lien (other than the Lien of the Lease, the Lien of the Trust Agreement and the Lien under the Indenture) upon any of its property.

          (c) Neither the execution and delivery by it of the Operative Documents to which it is or will be a party, nor the consummation by it of any of the transactions contemplated thereby, requires the consent, approval or authorization of, the giving of notice to, or the registration with, the recording or filing of any document with, or the taking of any other action in respect of, any Governmental Body, except for such of the foregoing as have been obtained, given or done (except, however, that no representation is made as to communications law or other Applicable Law relating to transponders or satellites or as to the matters referred to in clause (ii) of Section 4.01(g)).
                    ---------------

          (d) Each Operative Document to which Owner Participant is a party constitutes its legal, valid and binding obligation, enforceable against Owner Participant in accordance with its terms, except as enforcement may be subject to bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally, and to general principles of equity.

          (e) No Person acting on behalf of Owner Participant or any Affiliate thereof is or will be entitled to any brokerage fee, commission or finder's fee directly or indirectly from Lessee or any Affiliate thereof in connection with the transactions contemplated hereby.

          (f) There are no actions, suits or proceedings pending (nor, to the knowledge of Owner Participant, threatened) against or affecting Owner Participant or any property of Owner Participant in any court or before any arbitrator of any kind or before or by any Governmental Body which question the legality or validity of any of the Operative Documents to which Owner Participant is a party or the transactions contemplated thereby (except, however, that no representation is made as to communications law or other Applicable Law relating to transponders or satellites).

          (g) The Transponders, as of the Delivery Date, will be free and clear of Owner Participant Liens.

          (h) No Indenture Event of Default attributable to Owner Participant has occurred and is continuing.

          (i) Each of the trust created by the Trust Agreement and Owner Participant are United States Persons, within the meaning of Section 7701(a)(30) of the Code.

          (j) Neither the trust created by the Trust Agreement nor Owner Participant are exempt organizations within the meaning of Subchapter F, Chapter I of Subtitle A of the Code.

          Section 4.04.  Representations and Warranties of Trust Company.  Trust
                         -----------------------------------------------
Company represents and warrants to each of the other parties hereto that:

          (a) Trust Company is a banking corporation duly organized and validly existing in good standing under the laws of the state of Delaware, and has all requisite corporate power and authority to execute, deliver and perform its obligations under the Trust Agreement.

     (b) Trust Company has taken all corporate action necessary to authorize the execution and delivery by it of the Operative Documents and Hughes Agreements to which it is or will be a party, and each such Operative Document and Hughes Agreement has been or on or prior to the Delivery Date will be duly executed and delivered by it.

     (c) Neither the execution and delivery by Trust Company of any of the Operative Documents or Hughes Agreements to which it is or will be a party, nor the consummation by it of the transactions contemplated thereby nor compliance by it with any of the terms or provisions thereof (i) requires any approval of the stockholders of Trust Company; (ii) contravenes any law, judgment, governmental rule, regulation or order applicable to or binding on it or on any of its properties governing the banking or trust powers of Trust Company; (iii) contravenes or results in any breach of or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, contract or other agreement or instrument to which Trust Company is a party or by which any of its properties may be bound or affected; (iv) contravenes Trust Company's charter or by-laws; or (v) results in the creation of any Lien upon any of Trust Company's property.

     (d) Neither the execution and delivery by Trust Company of any Operative Documents or Hughes Agreements to which it is or will be a party, nor the consummation by it of the transactions contemplated thereby, nor compliance by it with any of the terms or provisions thereof, will contravene any Applicable Law of the United States or the State of Delaware governing the Trust Company's banking or trust powers.

     (e) Neither the execution and delivery by Trust Company of each of the Operative Documents and Hughes Agreements to which it is or will be a party, requires the consent, approval or authorization of or the giving of notice to, the registration with, or the taking of any other action in respect of, any Federal or Delaware Governmental Body governing Trust Company's banking or trust powers.

          (f) Each Operative Document and Hughes Agreement to which Trust Company is a party constitutes (to the extent the Trust Company is a party thereto) its legal, valid and binding obligation, enforceable against it in accordance with its terms, subject to bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally, and to general principles of equity.

          (g) Trust Company is a United States Person, within the meaning of
     Section 7701(a)(30) of the Code.

          (h) Trust Company is not an exempt organization within the meaning of Subchapter F, Chapter I of Subtitle A of the Code.

          (i) On the Delivery Date, Owner Trustee will have whatever title to the Transponders and the remainder of Lessor's Estate as was granted or conveyed to it on the Delivery Date, free and clear of any Lessor Liens attributable to Trust Company.

          Section 4.05.  Representations and Warranties of Owner Trustee.  Owner
                         -----------------------------------------------
Trustee represents and warrants to each of the other parties hereto that:

          (a) Assuming due authorization, execution and delivery of the Trust Agreement by Owner Participant, Owner Trustee has all requisite power and authority as Owner Trustee to execute and deliver this Agreement and the other Operative Documents and Hughes Agreements to which it is or is to be a party.

          (b) Assuming due authorization, execution and delivery of the Trust Agreement by Owner Participant, Owner Trustee has taken all corporate action necessary to authorize the execution and delivery by it of the Operative Documents and Hughes Agreements to which it is or will be a party, and each such Operative Document and Hughes Agreement has been or on or prior to the Delivery Date will be duly executed and delivered by it.

          (c) Assuming due authorization, execution and delivery of the Trust Agreement by the Owner Participant, neither the execution and delivery by Owner Trustee of any of the Operative Documents or Hughes Agreements to which it is or will be a party, nor the consummation by it of the transactions contemplated thereby, nor compliance by it with any of the terms or provisions thereof (i) requires any approval of the stockholders of Trust Company; (ii) contravenes any law, judgment, governmental rule, regulation or order applicable to or binding on it or on any of its properties governing the banking or trust powers of Owner Trustee; (iii) contravenes or results in any breach of or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, contract or other agreement or instrument to which Owner Trustee is a party or by which any of its properties may be bound or affected; (iv) contravenes Trust Company charter or by-laws; or (v) results in the creation of any Lien (other than the Lien of the Lease the Lien of the Trust Agreement and the Lien under the Indenture) upon any of Owner Trustee's property.

          (d) Assuming due authorization, execution and delivery of the Trust Agreement by Owner Participant, neither the execution and delivery by Owner Trustee of any Operative Documents or Hughes Agreements to which it is or will be a party, nor the consummation by it of the transactions contemplated thereby, nor compliance by it with any of the terms or provisions thereof will contravene any Applicable Law of the United States or the State of Delaware governing the Trust Company's banking or trust powers.

          (e) Assuming due authorization, execution and delivery of the Trust Agreement by Owner Participant, neither the execution and delivery by Owner Trustee of each of the Operative Documents and Hughes Agreements to which it is or will be a party, requires the consent, approval or authorization of or the giving of notice to, the registration with, or the taking of any other action in respect of, any Federal or Delaware Governmental Body governing Trust Company's banking or trust powers.

          (f) Assuming the due authorization, execution and delivery of the Trust Agreement by Owner Participant, each Operative Document and Hughes Agreement to which Owner Trustee is a party constitutes its legal, valid and binding obligation, enforceable against Owner Trustee in accordance with its terms, subject to bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally, and to general principles of equity.

          (g) The chief executive office (as such term is used in Article 9 of the Uniform Commercial Code) of Owner Trustee is at Rodney Square North, Wilmington, County of New Castle, State of Delaware (and it hereby agrees to notify Lessee, Indenture Trustee and Owner Participant promptly after any change in such location).

          (h) On the Delivery Date, Owner Trustee will have whatever title to the Transponders and the remainder of Lessor's Estate as was granted or conveyed to it on the Delivery Date, free and clear of any Lessor Liens attributable to Trust Company.

          (i) No Indenture Event of Default attributable to Owner Trustee has occurred and is continuing.

          (j) Owner Trustee is a United States Person, within the meaning of
     Section 7701(a)(30) of the Code.

          (k) Owner Trustee is not an exempt organization within the meaning of Subchapter F, Chapter I of Subtitle A of the Code.

          (l) Owner Trustee is not an "investment company" or a company "controlled" by an "investment company", within the meaning of the Investment Company Act of 1940, as amended.

          Section 4.06.  Representations and Warranties of Indenture Trustee.
                         ---------------------------------------------------
Indenture Trustee represents and warrants to each of the other parties hereto, that:

          (a) Indenture Trustee is a national banking association duly organized and validly existing under the laws of the United States of America and has all requisite corporate power and authority to execute, deliver and perform its obligations as Indenture Trustee under this Agreement and the other Operative Documents to which it is a party.

          (b) Each Operative Document to which Indenture Trustee is a party has been duly authorized by all necessary corporate action on the part of Indenture Trustee and has been or on or prior to the Delivery

     Date will be duly executed and delivered by Indenture Trustee, and neither the execution and delivery thereof, nor the consummation by it of the transactions contemplated thereby, nor compliance by Indenture Trustee with any of the terms and provisions thereof, (i) requires any approval of the stockholders of Indenture Trustee; (ii) contravenes any existing law, governmental rule, regulation or order, or any judgment or order of any court, applicable to or binding on it or any of its properties governing its banking or trust powers; (iii) contravenes or results in any breach of or constitutes any default under any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or credit agreement, contract or other agreement or instrument to which it is a party or by which any of its properties may be bound or affected; (iv) contravenes the corporate charter or bylaws of Indenture Trustee; or (v) results in the creation of any Lien (other than the Lien of the Lease or the Lien under the Indenture) upon any of its property.

          (c) Neither the execution nor delivery by it, either in its individual capacity or as Indenture Trustee, as the case may be, of each of the Operative Documents to which it is or will be a party, requires the consent, approval or authorization of or the giving of notice to, the registration with, or the taking of any other action in respect of, any Federal or Connecticut Governmental Body governing its banking or trust powers.

          (d) Each Operative Document to which it is a party constitutes the legal, valid and binding obligations of Indenture Trustee enforceable against Indenture Trustee in accordance with its respective terms, subject to bankruptcy, insolvency, moratorium or other similar laws affecting creditors' rights generally, and to general principles of equity.

          (e) The Transponders, as of the Delivery Date, will be free and clear of Indenture Trustee Liens.

          Section 4.07.  Representations and Warranties bv Parties Concerning
                         ----------------------------------------------------
Offerings.
---------

          (a) Each Lessee hereby represents and warrants to each other party hereto that neither such Lessee nor anyone authorized to act on its behalf has directly or indirectly offered any interest in the Notes, Lessor's Estate or any similar interests, for sale to, or solicited any offer to acquire any of the same from, any Person other than offers (i) in respect of Lessor's Estate, by Argent Group Ltd. and Goldman, Sachs & Co. on Lessees' behalf to not more than 45 financial institutions or corporations and (ii) in respect of the Notes, by Goldman, Sachs & Co. on such Lessee's behalf to "qualified institutional buyers" as defined in Rule 144A under the Securities Act. Assuming that Initial Note Purchaser's representations and warranties in Section 4.08 and the representations and warranties of Owner
                  ------------
Participant, Owner Trustee and Indenture Trustee in Sections 4.07(b), (c), and
                                                    ---------------------
(d), respectively, are true and assuming compliance by Initial Note Purchaser
---
with its covenants in Annex A, it will not be necessary in connection with the offer, sale and delivery of the Notes by Initial Note Purchaser in the manner contemplated by this Agreement (including Annex A) to register the Notes under the Securities Act or to qualify the Indenture under the Trust Indenture Act of 1939, as amended.

          (b) Owner Participant hereby represents and warrants to each other party hereto that it is acquiring its interest in the Lessor's Estate for its own account and not with a view to the distribution or sale thereof and that neither it nor anyone authorized to act on its behalf has directly or indirectly offered any interest in the Notes, Lessor's Estate or any similar interests, for sale to, or solicited any offer to acquire any of the same from, any Person except for the offer of Notes by Goldman, Sachs & Co. in respect of which Owner Participant makes no representation.

          (c) Owner Trustee hereby represents and warrants to each other party hereto that neither it nor anyone authorized to act on its behalf has directly or indirectly offered any Notes or any interest in and to Lessor's Estate or the Trust Agreement or any similar interests for sale to, or solicited any offer to acquire any of the same from, any Person, except for the offer and sale of the Notes by Goldman, Sachs & Co., in respect of which Owner Trustee makes no representation.

          (d) Indenture Trustee hereby represents and warrants to each other party hereto that neither it nor anyone authorized to act on its behalf has directly or indirectly offered any interest in the Notes, Lessor's

Estate or any similar interests, for sale to, or solicited any offer to acquire any of the same from, any Person.

          (e) Owner Participant hereby represents and warrants that it is not acquiring any of its interest in the Lessor's Estate with the assets of any employee benefit plan (or its related trust) subject to Title I of ERISA or
Section 4975 of the Code.

          Section 4.08.  Representations and Warranties of Initial Note
                         ----------------------------------------------
Purchaser.  Initial Note Purchaser represents and warrants to each of the other
---------
parties hereto that:

          (a) It is an "accredited investor" within the meaning of Rule 501 under the Securities Act and in respect of the Notes purchased by Initial Note Purchaser, neither it, nor anyone authorized to act on its behalf, has directly or indirectly offered to sell or solicit any offer to acquire the Notes by means of any form of general solicitation or general advertising within the meaning of Rule 502(c) under the Securities Act or offered to sell the Notes to any Person other than those Persons who Initial Note Purchaser reasonably believes are "qualified institutional buyers" within the meaning of Rule 144A in a transaction meeting the requirements of Rule 144A. Initial Note Purchaser is purchasing the Notes for its own account.

          (b) It is not acquiring any of its interest in the Notes with the assets of any employee benefit plan (or its related trust) subject to Title I of ERISA or Section 4975 of the Code.


                                   ARTICLE V

                                   COVENANTS

          Section 5.01.  Covenants of Lessees.  During the Lease Term, each
                         --------------------
Lessee agrees that, unless Owner Participant, Owner Trustee and Indenture Trustee otherwise consent in writing:

          (a) Quarterly Financial Statements.  Either Lessee will furnish to
              ------------------------------
     Owner Participant and Owner Trustee (and Indenture Trustee, so long as the Lien of the Indenture remains in effect), within 45 days after the close of each of the first three quarterly accounting periods in each fiscal year of GMHE, the consolidated balance sheet of GMHE and its consolidated subsidiaries as at the end of such quarterly period and the related statements of income, cash flow and stockholders' equity for such quarterly period for that portion of the fiscal year ending with such quarterly period, all of which shall be certified by the President, a Vice President or the Chief Financial Officer of GMHE as fairly presenting the financial condition of GMHE and its consolidated subsidiaries as of the end of the applicable quarterly period and the results of their operations and changes in their financial position for the applicable quarterly period, subject to year-end audit adjustments.

          (b) Annual Financial Statements.  Either Lessee will furnish to Owner
              ---------------------------
     Participant and Owner Trustee (and Indenture Trustee so long as the Lien of the Indenture remains in effect), within 9O days after the close of each fiscal year of GMHE, the consolidated balance sheet of GMHE and its consolidated subsidiaries as at the end of such fiscal year and the related statements of income, cash flow and stockholders' equity, certified by Deloitte & Touche or other independent certified public accountants of recognized national standing, accompanied by a certificate of the President, a Vice President, Chief Financial Officer or principal accounting officer of STLC certifying that to such officer's Actual Knowledge no Default or Event of Default has occurred and is then continuing or if a Default or an Event of Default has occurred and is then continuing, containing a statement describing such Default or Event of Default and setting forth, as appropriate, what actions Lessees are taking in respect thereof. All financial statements delivered pursuant to paragraph (a) above or this paragraph (b) shall be prepared in accordance with generally accepted accounting principles applied on a basis consistent with that of the previous year, except as disclosed in the notes thereto, and may be stamped with GMHE's or STLC's customary confidentiality legend. It is a condition of the delivery of said financial statements that Owner Participant, Owner Trustee and Indenture Trustee, as the case may be, shall not be in breach of Section 15.01.
                         -------------

          (c)  [Intentionally Omitted]

          (d) Additional Public Information. Either Lessee will promptly furnish
              -----------------------------
     to Owner Participant and Owner Trustee (and Indenture Trustee so long as the Lien of the Indenture remains in effect), all such reports and financial statements as General Motors Corporation shall send or make available to the holders of General Motors Class H common stock and all public filings made with the SEC in respect of such Class H common stock.

          (e) No Note Purchase.  Neither Lessee will, or will permit any
              ----------------
     subsidiary of such Lessee to, purchase or acquire any Note or interest therein.

          (f) Authorized Orbital Location.  On or before the second anniversary
              ---------------------------
     of the Delivery Date, STLC will apply to the FCC for, and in good faith will use commercially reasonable efforts to obtain, a license or other authorization to permit the orbital location of the Satellite to be within the Authorized Range for its remaining economic useful life.

          (g) No Alternative Location.  Neither Lessee nor any Affiliate thereof
              -----------------------
     will seek, or cause any other Person to seek, approval from the FCC for a new permanent location for the Satellite in any Alternative Location, and Lessee will in good faith use commercially reasonable efforts to contest an assignment to any such new location.

          (h) Insurance Certificate.  On or before April 30 of each year during
              ---------------------
     the Lease Term, either Lessee will deliver to Owner Participant, Owner Trustee and Indenture Trustee a certificate of such Lessee, signed by the President, a Vice President, the Chief Financial Officer or the principal accounting officer of such Lessee of any liability and casualty or life insurance in effect on such date.

          Section 5.02.  Covenants of Owner Participant. Owner Participant
                         ------------------------------
further covenants to and with each of the other parties hereto that:

          (a) No Liens.  It will keep the Transponders, Lessor's Estate and the
              --------
     Indenture Estate free and clear of Owner Participant Liens. Owner Participant shall pay, and shall indemnify and hold harmless each other Indemnitee, and each Lessee (and each of such Lessee's respective successors, assigns, officers, directors, servants, employees and agents) from, any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including legal fees and expenses, of whatsoever kind and nature, imposed on, incurred by or asserted against any such Person solely as the result of the failure of Owner Participant to comply with this
     Section 5.02(a).
     ---------------

          (b) No Prepayment.  Unless an Event of Default under the Lease shall
              -------------
     have occurred and be continuing under Section 15 thereof, without the prior written consent of STLC, Owner Participant will not, and will not cause, authorize or permit Owner Trustee to, directly or indirectly prepay, redeem, refund or refinance any Note other than pursuant to Section 2.6 or
     2.7 of the Indenture and other than in the event of a purchase of the Notes pursuant to Section 2.11 of the Indenture (but nothing herein shall prohibit the Owner Participant from purchasing the Notes on the open market). This Section 5.02(b) shall not be deemed to permit prepayment of
                   ---------------
     the Notes except as permitted by the Indenture.

          (c) Successor Owner Trustee. Owner Participant shall not appoint or
              -----------------------
     cause or allow to be appointed a successor to Owner Trustee or an additional or separate trustee under the Trust Agreement without giving prior written notice of such appointment (including notification of the principal place of business of each such successor, additional or separate trustee) to each Lessee and Indenture Trustee. Owner Participant shall cause any such successor, additional or separate trustee, simultaneously with its assumption of duties in such capacity, to take all actions as may be reasonably requested by Indenture Trustee or either Lessee (including, without limitation, the filing of financing statements), at either Lessee's expense, in order to establish, preserve, protect and perfect (to the extent practicable in the case of the Transponders) Lessees' interest in and to the Transponders and Lessees' rights under this Agreement, the other Operative Documents and the Hughes Agreements and, so long as any Notes are outstanding, the mortgage and security interest of Indenture Trustee in the Indenture Estate granted or intended to be created under the Indenture and Indenture Trustee's rights under this Agreement, the other Operative Documents, and the

     Hughes Agreements, subject only to Permitted Liens. In the event of Trust Company's resignation, bankruptcy or insolvency, or disqualification unrelated to its relationship with Owner Participant, the expenses incurred in connection with the appointment of a successor Owner Trustee as a result thereof shall be paid by Lessee. Otherwise, in connection with Owner Participant's appointment of a successor Owner Trustee, the expenses incurred in connection therewith and any incremental increase in fees payable to the successor Owner Trustee shall be paid by Owner Participant.

          (d) Performance of Obligations. Owner Participant will perform and
              --------------------------
     comply with all obligations imposed on Owner Participant pursuant to the provisions of the Operative Documents in accordance with the terms and conditions of each thereof and for the benefit and only for the benefit of the parties to whom such obligations are owed.

          (e) Instructions to Owner Trustee.  Owner Participant will not
              -----------------------------
     instruct or otherwise direct Owner Trustee to take, or omit to take, any action in violation of the express covenants and agreements of Owner Trustee in any Operative Document or any of the Hughes Agreements. Owner Participant will not unreasonably withhold its consent to or authorization of any consent requested by Owner Trustee under the terms of any Operative Document or any of the Hughes Agreements which by its terms may not be unreasonably withheld by Owner Trustee.

          (f) Termination of Trust Agreement. Prior to the expiration or earlier
              ------------------------------
     termination of the Lease pursuant to its terms, Owner Participant will not terminate or revoke, or consent to the termination or revocation of, the Trust Agreement, or, prior to the release of the Lien of the Indenture on the Indenture Estate, amend or modify the Trust Agreement in any manner that would materially adversely affect the Indenture Estate or limit in any material manner the rights of Indenture Trustee set forth in the Indenture (except as may be expressly permitted by the Indenture).

          (g)  [Intentionally Omitted]

          (h) Repayment Amount.  Owner Participant shall cause Owner Trustee to
              ----------------
     provide to Lessees and Indenture

     Trustee the notice contemplated by Section 3(c)(ii) of the Lease in the
                                        ----------------
     circumstances specified therein.

          (i) Owner Participant as Competitor. If either Lessee shall have
              -------------------------------
     notified Owner Participant of any merger, acquisition or other similar event or condition that would be reasonably likely to cause Owner Participant to become a Competitor, or if Owner Participant has become a Competitor, or if Owner Participant has Actual Knowledge of any such event or condition that might be reasonably likely to cause it to become a Competitor, Owner Participant will promptly deliver to Lessees an Officer's Certificate of Owner Participant confirming or denying such event or condition and whether Owner Participant has become a Competitor. If Owner Participant confirms such event or condition, Owner Participant shall take all reasonable measures with respect to all confidential and Proprietary Information necessary to protect Lessees from any adverse competitive impact that could arise from disclosure of such information. Owner Participant acknowledges that Lessees will suffer irreparable harm in the event Owner Participant does not comply with its obligations under this
     Section 5.02(i) and agrees that Lessees sha1l be entitled to specific
     ---------------
     performance of such obligations.

          (j) Election to Retain Title.  If Owner Trustee shall elect or shall
              ------------------------
     be deemed to have elected to retain title to the Transponders pursuant to
     Section 8(a) or 8(c) of the Lease, Owner Participant will make the required amount of funds available to Owner Trustee and will otherwise cause Owner Trustee to perform its obligations under such Section 8(a) or 8(c) in accordance with the terms thereof.

          (k) Notice of Indenture Event of Default. Promptly after Owner
              ------------------------------------
     Participant has Actual Knowledge that any Indenture Event of Default attributable to Owner Participant has occurred and is continuing, Owner Participant shall deliver to Indenture Trustee and Lessees a notice of such Indenture Event of Default describing the same in reasonable detail and, together with such notice or as soon thereafter as possible, a description of the action that Owner Participant has taken, is taking and proposes to take with respect thereto.

          Section 5.03.  Covenants of Trust Company.  Trust Company further
                         --------------------------
covenants to and with each of the other parties hereto that Trust Company will keep the Transponders, Lessor's Estate and the Indenture Estate free and clear of Lessor Liens attributable to it, and Trust Company shall pay, and shall indemnify and hold harmless each other Indemnitee, and each Lessee (and each of such Lessee's respective successors, assigns, officers, directors, servants, employees and agents) from, any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including legal fees and expenses, of whatsoever kind and nature, imposed on, incurred by or asserted against any such Person as the result of the failure of Trust Company to comply with this Section 5.03.
                                  ------------

          Section 5.04.  Covenants of Indenture Trustee. Indenture Trustee will
                         ------------------------------
keep Lessor's Estate, the Indenture Estate, and the Transponders free and clear of Indenture Trustee's Liens. Indenture Trustee shall pay, and indemnify and hold harmless each other Indemnitee, and each Lessee (and each of such Lessee's respective successors, assigns, officers, directors, servants, employees and agents) from, any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs, expenses and disbursements, including legal fees and expenses, of whatever kind and nature, imposed on, incurred by or asserted against any such Person as the result of the failure of Indenture Trustee to comply with this Section 5.04.
                 ------------

          Section 5.05.  Additional Covenants.
                         --------------------

          (a) Each of Owner Participant, Owner Trustee, and Indenture Trustee agrees that if, pursuant to Section 19(a)(ii) or (iii) of the Lease, either Lessee elects to purchase all (but not less than all) of the Transponders, such Lessee shall have the right to either (i) elect to assume jointly and severally with the other Lessee (in the case of both Lessees on a full recourse basis) the obligations of Owner Trustee under the Notes applicable to such Transponders and under the Indenture in respect of such Notes by giving notice of such election in its notice given pursuant to Section 19(b) of the Lease, in accordance with, subject to the conditions of and with the effect provided in Section 2.13 of the Indenture (an "Assumption Event") or (ii) prepay all amounts under the Notes including any Premium, pursuant to Section 2.7(a)(iii) of the Indenture.

          (b) Each party hereto covenants with the other parties hereto that neither it nor anyone authorized to act on its behalf will take any action which would subject the offering or delivery of the Notes or Lessor's Estate to the registration requirements under the Securities Act or which would require the qualification of the Indenture under the Trust Indenture Act.

          (c) Lessor agrees that it shall have no claim against HAC or STLC whether for any amount payable or performance required or otherwise pursuant to the contract known as STLC Contract 85-001 between HAC and STLC, as amended to date.

          (d) If Lessee reasonably requests and provides timely instructions and forms, Owner Participant will timely file, and will timely request the Owner Trustee and the Trust Company to file, any applicable forms necessary to avoid the imposition of any withholding obligation under the Code and Regulations thereunder with respect to the payment of Rent, and shall not effect any transfer of the Transponders, the Lease or any interest therein that would result in the imposition of any such withholding obligation.

          (e) If reasonably and timely requested and pursuant to timely instructions provided by Owner Participant, Trust Company will timely file any applicable forms necessary to avoid the imposition of any withholding obligation under the Code and Regulations thereunder with respect to the payment of Rent, if any.

          (f) If reasonably and timely requested and pursuant to timely instructions provided by Owner Participant, Owner Trustee will timely file any applicable forms necessary to avoid the imposition of any withholding obligation under the Code and Regulations thereunder with respect to the payment of Rent, if any, and shall not effect any transfer of the Transponders, the Lease or any interest therein that would result in the imposition of any such withholding obligation.

          Section 5.06.  Covenants of Initial Note Purchaser.  Initial Note
                         -----------------------------------
     Purchaser further covenants to and with each of the other parties hereto that Initial Note Purchaser will perform and comply with all obligations imposed on Initial Note Purchaser pursuant to the provisions of this Agreement in accordance with the terms and conditions of each thereof and for the benefit and only for the benefit of the parties to whom such obligations are owed.


                                   ARTICLE VI

                               GENERAL INDEMNITY

          Section 6.01.  Payment of Expenses by Lessee.
                         -----------------------------

          (a) Lessees jointly and severally shall pay (except to the extent that any of the items hereinafter described are expressly made payable by Owner Participant pursuant to Section 9.01), and shall indemnify and hold harmless
                        ------------
each Indemnitee, which, solely for the purposes of this Article VI, shall
                                                        ----------
include the Initial Note Purchaser (whether or not any of the transactions contemplated hereby shall be consummated) on an After-Tax Basis from, any and all liabilities, obligations, losses, damages, reasonable attorneys' fees, penalties, claims, actions, suits, costs, expenses and disbursements (other than, as to any particular Indemnitee, any of those specifically provided for in
Article VII hereof and the Tax Indemnification Agreement), including, without
-----------
limitation, any reasonable expenses incurred by any Indemnitee in furnishing any reports required pursuant to the Communications Act or any other provision of Applicable Law with respect to this Agreement or the transactions contemplated hereby (herein collectively referred to as "Expenses" and individually as an "Expense"), imposed on, incurred by or asserted against any Indemnitee (whether because of an action or omission by such Indemnitee or otherwise), in any way relating to or arising out of (i) any of the Satellite, the earth stations related thereto, or the Transponders or any part thereof or any interest therein, (ii) the Operative Documents, or the Hughes Agreements or payments made pursuant thereto or any other transactions contemplated thereby, and (iii) the manufacture, launching, financing, refinancing, construction, purchase, acceptance, rejection, delivery, nondelivery, ownership, acquisition, lease, sublease, preparation, installation, assembly, storage, maintenance, repair, transportation, abandonment, possession, repossession, use, operation, condition, sale, return, replacement, redelivery, modification, transfer of title, rebuilding, rental, importation, exportation or other application or disposition of all or any part of or any interest in any of the Transponders or the Satellite or the earth stations related thereto, including, without limitation, (A) claims or penalties arising from any violation of law or regulatory requirements of any kind relating solely to Indemnitee's interest in the Transponders or the Satellite or liability in tort, strict or otherwise, (B) loss of or damage to any property, the environment or death or injury to any Person, (C) latent or other defects, whether or not discoverable, (D) any claim for patent or trademark or copyright infringement, libel, or slander, including any such claim arising from transmissions to or from the Satellite or any Transponder, (E) imposition of any Lien (other than Lessor Liens, with respect to Owner Trustee (and its successors, assigns, officers, directors, servants, employees and agents), Owner Participant Liens, with respect to Owner Participant (and its successors, assigns, officers, directors, servants, employees and agents), Indenture Trustee Liens, with respect to Indenture Trustee (and its successors, assigns, officers, directors, servants, employees and agents), (F) any claim arising out of the transactions contemplated by Article X or Annex A hereto and
                                                ---------
(G) claims, penalties or liabilities in respect thereof based on any other theory of liability. Upon payment in full of any indemnity pursuant to this
Section 6.01, the Lessee who has made such payment shall, to the extent
------------
permitted by Applicable Law, be subrogated to any right of such Indemnitee in respect of the matter against which such indemnity has been paid to the extent of such payment. Owner Trustee shall be subrogated to any rights of Indenture Trustee or the holder of any Note (other than any security interest) to the extent any amount otherwise payable to Owner Trustee under the Indenture shall be reduced by the failure of such Lessee to have paid any indemnity to Indenture Trustee or such Noteholder.

          (b) Without limitation of the foregoing, Lessees jointly and severally shall pay on an After-Tax Basis (except to the extent such amounts are payable by Owner Participant as part of its Commitment, or by Owner Participant pursuant to Section 9.01 (unless specified otherwise in
                                   ------------
     such Section 9.0l)) all the out-of-pocket costs and expenses (including,
          ------------
     without limitation, reasonable legal fees and expenses) reasonably incurred by Owner Participant, Owner Trustee or Indenture Trustee in connection with
     (A) the entering into or giving or withholding of any future amendments, supplements, waivers or consents (whether or not they become effective) with respect to any Operative Document or the Hughes Agreements (other than those that are made at the request of such Indemnitee unless pursuant to
     Section 4(a) of the Lease or in
     connection with the transfer of Owner Participant's interest in accordance with Article XIII hereof), (B) the taking of any action under the Lease or
          ------------
     the Indenture at the request of either Lessee or as a result of an Event of Default, or (C) any Event of Loss, any redemption, prepayment or refunding of Notes (including, without limitation, any prepayment, proposed refunding and refunding contemplated by Section 12.01, whether or not consummated),
                                   -------------
     in each case as permitted by the terms of the Operative Documents, subject, in the case of Indenture Trustee to the provisions of the Indenture.

          (c) If either Lessee or any Indemnitee has knowledge of any action, suit, proceeding or claim hereby indemnified against under this Section
                                                                     -------
     6.01 or any action, suit, proceeding or claim seeking incidental or
     ----
     consequential damages against Indemnitee with respect to a Transponder subject to the Lease whether or not indemnified against under this Section
                                                                        -------
     6.01, it shall give prompt written notice thereof to the other and Lessee
     ----
     may assume the defense thereof, and, at such Indemnitee's request, shall assume the defense thereof with counsel reasonably acceptable to such Indemnitee. Such Indemnitee shall fully cooperate with such Lessee in all ways reasonably requested by such Lessee in said defense by such Lessee. In any such action, any Indemnitee shall have the right to employ separate counsel in such action and participate therein, subject to the preceding sentence, but the fees and expenses of such counsel shall be at the expense of such Indemnitee, unless (i) the employment of such counsel has been specifically authorized by either Lessee, (ii) the named parties to such action (including any impleaded parties) include both such Indemnitee and one or both Lessees and representation of such Indemnitee and such Lessee(s) by the same counsel would be unethical under the applicable standards of professional conduct due to actual or potential conflicting interests between them, (iii) such action involves an act that involves or is alleged to involve criminal activity undertaken in compliance with or as contemplated by the Operative Documents or Hughes Agreements or involves the risk of criminal penalties, unless such action does not lead to the commencement (including, without limitation, the impanelling of a grand jury or similar investigatory proceeding) of a criminal proceeding. Lessees sha1l not be liable for any settlement of any action, suit, proceeding or claim effected without their written consent and no Indemnitee will agree to any such settlement without the prior written consent of Lessees.

          (d) Notwithstanding the provisions of the immediately preceding paragraph, the omission by any Indemnitee to notify any Lessee of any Expense shall not relieve such Lessee from any liability which it may have hereunder in respect of any such Expense or other Expense; provided,
                                                                --------
     however, that nothing herein contained shall prevent such Lessee from
     -------
     bringing a subsequent action against such Indemnitee for damage suffered by such Lessee as a result of such omission.

          (e) If, by reason of any Expense payment made to or for the account of an Indemnitee by a Lessee pursuant to this Section 6.01, such Indemnitee
                                                   ------------
     concurrently or subsequently realizes a tax deduction or credit not previously taken into account in computing such payment, such Indemnitee shall promptly pay to such Lessee (but only if Lessees shall have made all payments then due and owing to such Indemnitee under the Operative Documents), an amount equal to the sum of (I) the actual reduction in
     Taxes realized by such Indemnitee which is attributable to such deduction or credit, and (II) the actual reduction in Taxes realized by such Indemnitee as a result of any payment made by such Indemnitee pursuant to this sentence; provided, however, that such Indemnitee shall not be
                    --------  -------
     obligated to make any payment to any Lessee pursuant to this sentence if and for so long as a Payment Default, Bankruptcy Default or any Event of Default sha1l have occurred and be continuing, but shall promptly make such payment once all such Events of Default shall no longer be continuing; and provided, further, however, that such Indemnitee shall not be obligated to
     --------  -------  -------
     make any payment pursuant to this Section 6.01 to the extent that the
                                       ------------
     amount calculated pursuant to (I) above would exceed (x) the amount of all prior payments received by such Indemnitee from such Lessee pursuant to this Section 6.01 with respect to such Expense (determined without regard
          ------------
     to any amount paid in respect of Taxes required to be paid by such Indemnitee in respect of the receipt or accrual of such amounts) less (y)
                                                                      ----
     the portion of all prior payments computed pursuant to (I) above paid by such Indemnitee to such Lessee hereunder. Any Taxes that are imposed on any Indemnitee as a result of a disallowance or reduction of any tax benefit taken into account in the prior sentence shall be treated as a Tax for which Lessees are obligated to indemnify such Indemnitee pursuant to the provisions of Article VII hereof without regard to Section 7.02 (other than
                   -----------                          ------------
     subsections (f) and (g) thereof) or Section 7.04 thereof.
                                         ------------

          (f) In the event of a conflict between the provisions of Article 10 of the Purchase Agreement or Article 6 of the Service Agreement and the provisions of this Agreement, the provisions of this Agreement shall prevail.

          Section 6.02.  Exceptions.  The indemnity contained in Section 6.01
                         ----------                              ------------
with regard to any particular Indemnitee shall not extend to any Expense (a) resulting from the willful misconduct or gross negligence of such Indemnitee (other than willful misconduct or gross negligence imputed to such Indemnitee solely by reason of its interest in the Transponders) or its respective corporate successors, officers, directors, servants, agents or employees, (b) to the extent resulting from the intentional breach by such Indemnitee of any of its representations, warranties or covenants in any of the Operative Documents or the Hughes Agreements, (c) to the extent (i) attributable solely to acts or events occurring after the end of the Lease Term or (ii) resulting from, in the case of Owner Participant (and its successors, assigns, officers, directors, servants, employees and agents), an Owner Participant Lien, in the case of Owner Trustee or Trust Company (and its successors, assigns, officers, directors, servants, employees and agents), a Lessor's Lien, and in the case of Indenture Trustee (and its successors, assigns, officers, directors, servants, employees and agents), an Indenture Trustee's Lien, (d) which is a Tax, it being understood that all Tax indemnities are governed by the Tax Indemnification Agreement or Article VII, and it being further understood that this clause (d)
             -----------
shall not affect any express requirement in the Operative Documents that any payments otherwise be made on an After-Tax Basis, (e) as to Owner Participant or Owner Trustee, resulting at any time from a voluntary disposition or transfer by Owner Participant or Owner Trustee of all or any part of any of the Transponders or as to any Indemnitee, resulting at any time from such Indemnitee's voluntary disposition of all or any part of such Indemnitee's right, title and interest in and to any of the Transponders or any Operative Document (except that this clause (e) sha1l not affect either Lessees' obligations under Section 6.01 in
                                                              ------------
respect of any such disposition following the exercise of remedies under Section 16 of the Lease in connection with an Event of Default under such Section 16 or in connection with any disposition under Section 8, 10, 12, 19 or 20 of the Lease except as otherwise expressly provided in such Sections or (f) expressly required under any Operative Document to which

Lessee is a party to be paid by a party to this Agreement other than Lessees or as to which both Lessees are expressly exempted from liability under any Operative Document.

          Except as expressly provided in this Agreement or in any other Operative Document, Lessee shall not be liable to any Indemnitee for incidental or consequential damages suffered by such Indemnitee; provided, however, that
                                                      --------- -------
the foregoing shall not be construed to limit recovery by any Indemnitee of any costs, expenses or liabilities incurred by such Indemnitee as a result of any third party claim against such Indemnitee based on events occurring and/or conditions existing any time prior to the expiration or earlier termination of the Lease, except to the extent incurred by such Indemnitee as a result of affirmative actions of such Indemnitee to market or otherwise utilize any Transponders; provided, however, that nothing in this exception shall modify or
              --------- -------
limit Lessor's remedies under Section 16 of the Lease.

          With respect to any amount which Lessees are requested by an Indemnitee to pay by reason of this Article VI, the Indemnitee shall, if
                                    ----------
requested by either Lessee and prior to any payment, submit such additional information to such Lessee as such Lessee may reasonably request properly to substantiate the requested payment. Each Lessee covenants and agrees to pay all amounts due under this Article VI promptly and in any event within 30 days of
                       ----------
demand.  Nothing contained in this Article VI shall increase, decrease or
                                   ----------
otherwise affect in any way Seller's or Hughes Services' obligations under the Hughes Agreements in their respective capacities as Seller and service provider thereunder.


                                  ARTICLE VII

                          GENERAL INDEMNITY FOR TAXES

          Section 7.01.  Indemnity.  All payments of Rent will be free and clear
                         ---------
from the withholding of any Tax imposed by the United States, any state or local government or taxing authority in the United States, any foreign or international taxing authority or the taxing authority of any United States possession or territory, and if any such withholding is required, Lessees shall pay an additional amount of Rent such that the net amount of Rent actually received by an Indemnitee will be equal to the amount of

Rent that would then be due absent such withholding. Any amounts paid by Lessees for the payment of any Tax excluded from this Section 7.01 by Section
                                                      ------------    -------
7.02 shall be promptly repaid to Lessees by the appropriate Indemnitee.
----

          Except as provided in Section 7.02, whether or not the transactions
                                ------------
contemplated by the Operative Documents are consummated, Lessees hereby assume liability for and agree to timely pay, and on written demand shall indemnify and hold each Indemnitee harmless, on an After-Tax-Basis, from and against any and all Taxes actually imposed on or with respect to any Indemnitee, either Lessee, any Transponder or any part thereof or any interest therein, the Satellite, or otherwise by any federal, state or local government or any taxing authority thereof or by any foreign government, taxing authority or governmental subdivision of a foreign country or international taxing authority upon, in any connection with or in any way relating to (a) the manufacture, financing, refinancing, construction, purchase, acceptance, rejection, delivery, nondelivery, ownership, acquisition, lease, sublease, preparation, installation, assembly, storage, maintenance, repair, transportation, abandonment, possession, repossession, use, operation, condition, sale, return, replacement, redelivery, modification, transfer of title, rebuilding, rental, importation, exportation or other application or disposition of, all or any part of or any interest in any of the Transponders; (b) the payment of Rent or the receipts or earnings or profits arising from or received with respect to any Transponder or any part thereof or any interest therein or any applications or dispositions thereof or with respect to any Operative Document; (c) any amount paid or payable pursuant to any of the Operative Documents or the Hughes Agreements; (d) the Satellite, any Transponder or any part thereof or any interest therein or the applicability of the Lease to such Transponder or such part thereof or such interest therein;
(e) the Operative Documents, the Hughes Agreements, or any of them; (f) the property, the income or other proceeds with respect to the property held by Owner Participant or by Indenture Trustee under the Indenture; (g) the payment of the principal of, or interest on, the Notes or other amounts payable under the Notes or the Indenture; or (h) otherwise with respect to or in connection with the transactions contemplated by the Operative Documents or the Hughes Agreements including, without limitation, the issuance, acquisition or transfer of the Notes.

          Section 7.02.  Exceptions from Indemnity. The provisions of Section
                         -------------------------                    -------
7.01 hereof shall not apply to:
----

          (a) (i) any withholding Tax functioning as a final tax in respect of any Noteholder; and (ii) any Tax on, based on, with respect to, or measured by net or gross income, capital or receipts of any Noteholder or which is in the nature of a franchise or conduct of business tax imposed on such Noteholder or which is in the nature of a minimum tax on tax preferences imposed on a Noteholder (in each case, other than a tax in the nature of a sales, use or rental tax; provided, however, that Lessees shall not be
                               --------  -------
     obligated to pay any tax in the nature of a sales, use or rental tax imposed on any Noteholder that results from or is attributable to the fact that such Noteholder is a commercial bank or other financial institution organized under the laws of a jurisdiction other than the United States of America, or a State or territory thereof);

          (b) any Tax on, based on, with respect to, or measured by the net or gross income, capital or receipts of any Indemnitee, or which is in the nature of a franchise or conduct of business tax imposed on any Indemnitee, for the privilege of doing business, or which is in the nature of a minimum tax on tax preferences imposed on any Indemnitee, (in each case other than (i) a tax in the nature of a sales, use, value added, property or rental tax, or (ii) an income tax that is imposed, by any taxing jurisdiction other than the United States federal government or the state jurisdiction in which Owner Participant is incorporated, as a result of a relation or an asserted relation between the taxing jurisdiction and the Satellite, the Transponders, any earth-bound or other equipment employed in connection with any Transponder (but, in the case of any such income tax, (x) only to the extent that such tax is attributable to income derived from the transactions contemplated under the Operative Documents and the Hughes Agreements, and (y) only if such Tax would have been imposed if such transactions were the only nexus between Owner Participant and that taxing jurisdiction));

          (c) in the case of Owner Participant, Owner Trustee or Lessor's Estate, for so long as no Event of Default shall have occurred and be continuing, any Tax that is imposed with respect to any Transponder with respect to any period beginning after the earlier of (i) the expiration of the Lease Term or other termination of the Lease for such Transponder for any reason or, if later, the return of the Transponders after such termination or expiration in accordance with the Lease, or (ii) the discharge in full of Lessees' obligations to pay the Stipulated Loss Value, the EBO Amount or the Termination Value and all other amounts due in connection therewith; provided, however, that this exception shall not
                           --------  -------
     apply to Taxes relating to events occurring, or Taxes relating to matters arising, prior to or contemporaneously with such time;

          (d) in the case of a Noteholder, for so lonq as no Event of Default shall have occurred and be continuing, any Tax imposed with respect to (i) any period which begins after the payment of all amounts owing to such Noteholder under the Indenture and (ii) the portion of any period which begins before such payment to the extent it occurs after such payment; provided, however, that this exception shall not apply to Taxes relating to
     --------  -------
     events occurring, or Taxes relating to matters arising, prior to or contemporaneously with such payment;

          (e) any Tax which is being contested in accordance with the provisions of Section 7.04, during the pendency of such contest; provided, however,
        ------------                                       --------  -------
     that Owner Trustee, as Lessor under the Lease with respect to each Transponder, sha1l be receiving all amounts of Rent when payable, and that each Noteholder shall be receiving all payments of principal and interest on the Notes and all other amounts payable under the Notes and the Indenture when payable, in either case without reduction by reason of such Tax or any other Tax;

          (f) any Tax (i) that is imposed on any Indemnitee or any Affiliate, or any successor, assign, officer, director, servant, employee or agent thereof as a result of any willful misconduct or gross negligence, or a failure properly to file returns or statements whether related or unrelated to the transactions contemplated by the Operative Documents or the Hughes Agreements (unless such failure results from a Lessee's failure to provide timely notice of the requirement of such filing or the failure by a Lessee to provide information reasonably required in connection with such filing), of such Indemnitee or any Affiliate thereof, or any successor, assign, officer, director, servant, employee or agent thereof (other than an act or failure to act required or contemplated under any of the Operative Documents or Hughes Agreements); (ii) that is imposed on any Indemnitee to the extent that such Tax results from the breach of any representation, warranty or covenant in the Operative Documents or Hughes Agreements by such Indemnitee; (iii) that is imposed on any Indemnitee as a result of a claim against such Indemnitee unrelated to the transaction contemplated herein; (iv) that is imposed on Owner Participant, Owner Trustee or Lessor's Estate because of or in connection with any Owner Participant or Lessor Lien, respectively; (v) that is imposed on Indenture Trustee because of or in connection with any Indenture Trustee's Lien; or (vi) that is imposed on any Noteholder because of or in connection with any Noteholder's Lien of such Noteholder;

          (g) any Tax in connection with or as a direct result of a voluntary sale, transfer, assignment or other voluntary disposition by Owner Participant or Owner Trustee, or an involuntary transfer resulting from the bankruptcy of Owner Participant, of a Transponder or any part thereof or any interest therein or Lessor's Estate (other than any sale, transfer, assignment or other disposition of such Transponder, or any part thereof or interest therein or Lessor's Estate, under Section 8, 12, 16, 19 or 20 of the Lease);

          (h) any Tax imposed on a transferee of an Indemnitee to the extent of the excess of such Tax over the amount of such Tax which would have been imposed and otherwise indemnified against under this Article VII by Lessees
                                                          -----------
     had there not been a voluntary sale, transfer, assignment or other voluntary disposition by Owner Participant, including, without limitation, the revocation of the trust created by the Trust Agreement, or an involuntary transfer resulting from the bankruptcy of Owner Participant or other event, of a Transponder or any interest therein or part thereof or Lessor's Estate (assuming for purposes of this Section 7.02(h) that the original Owner Participant is entitled to no special exemption from state and local taxes); provided, however, that this exception shall not apply if
                       --------  -------
     any such sale, transfer, assignment or other disposition shall occur as the result of any actions required pursuant to Section 8, 12, 16, 19 or 20 of the Lease;

          (i) any penalties, fines, additions to Tax and interest (I) resulting from matters contemplated by the Operative Documents or the Hughes Agreements in the case where such Indemnitee has notified Lessees that it intends to file a return in accordance with Section 7.05 and files a return
                                                 ------------
     in a manner materially inconsistent with such notice, or (II) to the extent not attributable to a Tax indemnified against hereunder;

          (j) any Tax for which Lessees pay or reimburse Owner Trustee or any Noteholder pursuant to the Indenture but only to the extent that Owner Trustee or such Noteholder has been made whole on an After-Tax Basis; and

          (k) any Tax (other than any income tax described in Section 7.02(b)) to the extent such Tax (i) would have been imposed on an Indemnitee had it not engaged in activities related to the transaction contemplated herein, or (ii) is imposed by any United States jurisdiction that would not have imposed such Tax on the Indemnitee but for activities conducted by such Indemnitee (or its Affiliates) in such jurisdiction unrelated to the transactions contemplated herein;

provided, however, that if and to the extent any Tax referred to in any of the
--------- -------
foregoing clauses would otherwise be indemnified against pursuant to the terms of both the Tax Indemnification Agreement and this Article VII, the terms of the
                                                   -----------
Tax Indemnification Agreement shall control and no payments shall be made under this Article VII. Notwithstanding anything to the contrary contained in this
     -----------
Section 7.02, the exceptions set forth in this Section 7.02 shall not apply,
------------                                   ------------
with respect to the Owner Trustee, the Owner Participant or the Lessor's Estate, to any Taxes imposed by way of withholding on payments of principal, interest or premium on the Notes or imposed by reason of any failure to withhold with respect to such payments.

          Section 7.03.  Calculation of Indemnity Payments. If any Indemnitee
                         ---------------------------------
subsequently realizes a tax benefit by reason of any payment of an indemnified Tax pursuant to this Article VII, which benefit had not previously been taken
                     -----------
into account in computing such payment, such Indemnitee
shall pay Lessees when such tax benefit is actually utilized (but not before Lessees shall have made all payments and indemnification theretofore due to such Indemnitee pursuant to the Operative Documents) an amount equal to the lesser of
(a) the sum of (i) an amount equal to such tax benefit, plus (ii) an amount equal to any other tax benefit realized and actually utilized by such Indemnitee as the result of any payment made by such Indemnitee pursuant to this sentence, and (b) the amount of such payment by Lessees to such Indemnitee and any other payment by Lessees to such Indemnitee theretofore made pursuant to this Article
                                                                        -------
VII with respect to such Tax, reduced by other amounts previously paid by such
---
Indemnitee to Lessees pursuant to this Article VII; provided, however, that
                                       -----------  --------  -------
notwithstanding the foregoing portions of this sentence, such Indemnitee shall not be obligated to make any payment to Lessees pursuant to this sentence if and for so long as an Event of Default shall have occurred and be continuing, but shall promptly make such payment once all Events of Default shall no longer be continuing; it being intended that such Indemnitee should not realize a net tax benefit pursuant to this Article VII unless Lessees shall first have been made
                         -----------
whole for any payments by it to such Indemnitee pursuant to this Article VII.
                                                                 -----------
Any Taxes that are imposed on any Indemnitee as a result of a disallowance or reduction of any tax benefit taken into account in the prior sentence shall be treated as a Tax for which Lessees are obligated to indemnify such Indemnitee pursuant to the provisions of Article VII hereof without regard to Sections 7.02
                              -----------
(other than subsections (f) and (g) thereof) and 7.04.

          Section 7.04.  Contest.  (a)  If a claim shall be made against any
                         -------
Indemnitee for any Tax in excess of $10,000 for which Lessees would be obligated to indemnify pursuant to this Article VII, such Indemnitee shall promptly notify
                              -----------
Lessees after such Indemnitee acquires Actual Knowledge of such action and in any event within 30 days after receipt by such Indemnitee of a written claim (but failure to notify Lessees within such 30-day period shall not impair such Indemnitee's right to indemnification under this Article VII unless Lessees'
                                                 -----------
rights to contest such claim shall have been materially impaired by such failure) and shall, to the extent permitted by law, not pay the claim before the earlier of (i) 30 days after giving Lessees notice, and (ii) receipt of Lessees' response. If either Lessee shall so request within 30 days after receipt of such notice, such Indemnitee shall, at Lessees' expense reimbursed to such Indemnitee on an After-Tax Basis, contest the imposition, validity or applicability of such Tax. The ultimate control over the conduct of such contest (including the right to forego any and all administrative appeals, proceedings, hearings and conferences in respect of such claim and the right to select the forum for such contest and determine whether any such contest shall be by (i) resisting payment of such Tax, (ii) paying such Tax under protest or
(iii) paying such Tax and seeking a refund thereof) shall remain with such Indemnitee and its counsel acting in good faith; provided, however, that such
                                                 --------  -------
Indemnitee shall keep Lessees or their counsel reasonably informed as to the progress thereof, consult with Lessees within a reasonable period before any significant action with respect thereto is taken or omitted and consider in good faith any suggestions made by Lessees or their counsel; provided, further, that
                                                        --------  -------
for so long as there shall not have been a Bankruptcy Default nor shall Owner Participant have exercised any of its remedies pursuant to Section 16 of the Lease, no such proceedings or litigation shall be settled or otherwise compromised without the prior written consent of Lessees. If such Indemnitee so elects, such contest shall be conducted by Lessees in the name of such Indemnitee (subject to the preceding proviso) and in no event shall such Indemnitee be required or Lessees be permitted to contest or to continue to contest, as the case may be, the imposition of any Tax for which Lessees are obligated to indemnify pursuant to this Article VII unless (A) Lessees shall
                                        -----------
have agreed to pay such Indemnitee on demand and shall have paid as so demanded all reasonable costs and expenses that such Indemnitee may incur in connection with contesting such claim (including, without limitation, all costs, expenses, losses, reasonable legal and accounting fees and disbursements) on an After-Tax Basis; (B) such Indemnitee shall have determined in good faith that the action to be taken will not result in any material danger of sale, forfeiture or loss of any Transponder or any part thereof or any interest therein (except if Lessees shall have made provision to protect the interests of such Indemnitee in a manner satisfactory to such Indemnitee); and (C) if such contest shall be conducted in a manner requiring the payment of the claim, Lessees shall have advanced on an interest-free basis an amount equal to the amount of such claim which such Indemnitee shall have elected to pay and Lessees shall have indemnified the Indemnitee in a manner satisfactory to the Indemnitee, for any adverse tax consequences from the receipt, or interest-free nature, of such advance.

          (b) An Indemnitee may at any time elect to decline to take any action or any further action with respect to a proposed claim or contest; provided,
                                                                   --------
however, that if either Lessee has properly requested such action pursuant to
-------
this Article VII, such Indemnitee shall notify Lessees that it waives its right
     -----------
to any indemnity payment by Lessees that would otherwise be payable by Lessees pursuant to this Article VII in respect of such claim. An election by an
                 -----------
Indemnitee to decline to take any action or take any further action with respect to a proposed claim or contest for any given taxable period shall not affect the rights and obligations of any other Indemnitee with respect to such proposed claim. An election by an Indemnitee to decline to take any action with respect to a proposed claim or contest shall not affect the rights and obligations of such Indemnitee and Lessees hereunder in respect of any other taxable period or any other taxing authority unless such election not to contest materially impairs as a legal or practical matter the ability of Lessees or an Indemnitee to contest any Tax for which such Indemnitee is indemnified pursuant to this
Article VII. Upon any such election by an Indemnitee if Lessees shall have
-----------
advanced an amount to an Indemnitee pursuant to clause (C) of this Section
                                                                   -------
7.04(a), such Indemnitee shall repay the advance to Lessees together with
-------
interest from the date of the advance to the date of repayment, calculated in the manner and at the rate or rates used to compute interest on refunds or overpayments to the relevant taxing authority, plus any net tax benefit realized by such Indemnitee as a result of the repayment of such advance with such interest; such repayment shall be made upon the occurrence of the earlier of (x) final adjudication of such contest (including a settlement thereof) and
(y) such time as such Indemnitee shall elect to discontinue the contest as above provided; provided, however, notwithstanding the foregoing, such Indemnitee
          --------  -------
shall not be obligated to make any repayment to Lessees pursuant to this sentence for so long as an Event of Default shall have occurred and be continuing but shall promptly make such payment once all Events of Default shall no longer be continuing.

          Section 7.05.  Reports.  If any report, return or statement is
                         -------
required to be filed with respect to any Tax which is subject to indemnification under this Article VII, Lessees shall promptly notify the appropriate Indemnitee
           -----------
of such requirement and shall timely file the same, except for any such report, return or statement which an Indemnitee has notified Lessees that such Indemnitee intends to file; pro-
                            ----
vided, however, that if an Indemnitee acquires Actual Knowledge that a report,
------ -------
return or statement is required, it shall promptly so notify Lessees; provided,
                                                                      --------
further, that any Indemnitee shall, if requested by either Lessee, consult with
-------
Lessees in good faith regarding the manner in which any report, return or statement should be filed and, with respect to any report, return or statement being filed by Lessees, the Indemnitee shall, at Lessees' expense, be required to provide Lessees on a timely basis with any information reasonably requested if such information is in Indemnitee's possession. Lessees shall either file such report, return or statement so as to show the ownership of the Transponders in Owner Trustee and send a copy of such report, return or statement to Owner Trustee or, where not so permitted, promptly notify Owner Participant of such requirement and prepare and deliver such report, return or statement to Owner Participant in a manner satisfactory to Owner Participant within a reasonable time prior to the time such report, return or statement is to be filed.

          Section 7.06.  Payment.  (a)  Unless otherwise requested by the
                         -------
appropriate Indemnitee, Lessees shall pay any Tax for which they are liable pursuant to this Article VII directly to the appropriate taxing authority and,
                 -----------
if so otherwise requested, shall pay such appropriate Indemnitee within 15 days after demand, in immediately available funds, any amount due such Indemnitee pursuant to this Article VII with respect to such Tax or such payment, but not
                 -----------
prior to the later of (i) payment of such Tax and (ii) final adjudication (including settlement consented to by Lessees) in the case of a contest pursuant to Section 7.04. Any such demand shall specify in reasonable detail the payment
   ------------
and the facts upon which the right to payment is based. Each Indemnitee shall promptly forward to Lessees any notice, bill or advice received by it concerning any Tax for which such indemnitee claims indemnification hereunder. Within 30 days after the date of each payment by Lessees of any Tax, Lessees shall furnish the appropriate Indemnitee with the original or a certified copy of a receipt for Lessees' payment of such Tax or such other evidence of payment of such Tax as is acceptable to such Indemnitee. Lessees shall also furnish promptly upon request such data as any Indemnitee may require to enable such Indemnitee to comply with the requirements of any taxing jurisdiction.

          (b) Each Lessee agrees that it shall have no right to inspect the books, records, tax returns or any other document of such Indemnitee or any Affiliate thereof in order to verify the basis or accuracy of the calculations made pursuant to this Article VII; provided, however, within ten days following Lessees' receipt
     -----------  --------  -------
of any notice or demand involving calculations to be made pursuant to this
Article VII, either Lessee may request that the correctness of such calculations
-----------
be verified, at Lessees' expense, by one of the six largest United States public accounting firms selected by the relevant Indemnitee and approved by Lessees, which approval will not be unreasonably withheld, and such Indemnitee shall deliver to Lessees a certificate of a senior officer together with a statement from such public accounting firm confirming that the calculations set forth in or supporting the amount set forth in such notice or demand to which such request relates have been verified as above provided and that the calculations are accurate and in conformity with the provisions of this Article VII. The
                                                           -----------
assumptions, the method of calculation and the other information revealed or made available to such accounting firm shall be kept confidential in a manner reasonably satisfactory to the Indemnitee and shall not be revealed by it to any other Person.

          Section 7.07.  Consolidated or Combined Return. In the case of any Tax
                         -------------------------------
for which an Indemnitee claims indemnification hereunder that is reported on a consolidated or combined basis by such Indemnitee, the rules applicable to the consolidated or combined return of the Indemnitee shall be taken into account in computing the amount of any indemnity or payment by or to Lessees under this
Article VII in respect of such Tax.
-----------

          Section 7.08.  Coordination.  Any obligation on an Indemnitee to
                         ------------
provide notice to or to make a payment to the Lessees may be satisfied by the Indemnitee tendering performance of such obligation to STLC. In addition, an Indemnitee shall comply with the requests or directions of STLC where the requests or direction of the two Lessees shall be at any variance either in their terms or in the time made.

                                  ARTICLE VIII

                  NATURE AND MANNER OF PAYMENT OF INDEMNITIES

          Section 8.01.  Effect of Other Indemnities.  Each Lessee's obligations
                         ---------------------------
under the indemnities provided for in this Agreement shall be those of primary obligor, jointly and severally liable for such obligation, whether or not the Person indemnified shall also be indemnified with respect to the same matter under the terms of any of the other Operative Documents, the Hughes Agreement or any other document or instrument, and the Person seeking indemnification from a Lessee pursuant to any provisions of this Agreement may proceed directly against such Lessee (subject to the provisions of this Agreement) without first seeking to enforce any other rights of indemnification.

          Section 8.02.  Payments and Survival of Indemnities.  Unless otherwise
                         ------------------------------------
specifically provided for herein, all amounts payable by any Lessee pursuant to Articles VI and VII shall be payable directly to the Person entitled to payment
-----------     ---
or indemnification. Unless otherwise specifically provided herein or therein, the indemnities of the parties hereunder shall survive the termination of this Agreement and the other Operative Documents and shall survive the transfer of any Note or any interest of Owner Participant in Lessor's Estate and the payment of any or all of the Notes.

          Section 8.03.  No Guarantees, etc.  Nothing herein or in the Tax
                         ------------------
Indemnification Agreement shall be construed as a guarantee by either Lessee of any residual or other value in the Transponders or the useful life of the Transponders or constitute a guarantee by either Lessee of payment of principal of or interest on the Notes or any other amount payable under the Indenture.


                                   ARTICLE IX

                         PAYMENT OF TRANSACTION COSTS

          Section 9.01.  Transaction Costs.
                         -----------------

          (a) If the transactions contemplated by this Agreement to be consummated on the Delivery Date or on the Reset Date are consummated, Owner Trustee shall as soon as practicable on or after the Delivery Date or on the Reset

Date, as the case may be (subject to paragraph (b) of this Section 9.01), pay when due, or reimburse Lessees for, all such Transaction Costs not theretofore paid by Owner Trustee. Owner Participant agrees to provide to Owner Trustee funds to pay Transaction Costs payable by Owner Trustee pursuant to the preceding sentence. If the transactions contemplated by this Agreement to be consummated on the Delivery Date are not consummated, Lessees shall pay when due all Transaction Costs accrued to such failed Delivery Date, the payment of which is otherwise the obligation of Owner Trustee pursuant to the first sentence of this Section 9.01(a), and Lessees shall reimburse Owner Trustee for the amount of any such Transaction Costs already paid by Owner Trustee pursuant to the terms hereof; provided, however, that if such transactions shall not be
              --------  -------
consummated by reason of a breach by Owner Trustee, Owner Participant, Indenture Trustee or Initial Note Purchaser of its obligations hereunder or under any other Operative Document or Hughes Agreement to which such Person is or will be a party, or, in the case of Owner Participant by reason of its failure to negotiate in good faith, or if it shall have become a Defaulting Participant, neither Lessee shall be obligated to pay the Transaction Costs incurred by such Person for such breach.

          (b) If the actual amount of Transaction Costs exceeds the Estimated Transaction Costs as set forth in Schedule III, Lessees shall promptly pay when due, or reimburse Owner Trustee for, such excess Transaction Costs, unless Lessee shall elect to have Owner Trustee pay either excess Transaction Costs by notice in writing to Owner Trustee, in which case Owner Trustee shall pay such excess Transaction Costs pursuant to paragraph (a) of this Section 9.01. In no
                                                           ------------
event shall the aggregate amount of all Transaction Costs paid or reimbursed by Owner Trustee under this Section 9.01 exceed the amount stated in Schedule III
                         ------------
as the Transaction Cost Limit; any Transaction Costs in excess thereof shall be paid or reimbursed by the Lessees.

          (c) Each of the Transaction Costs and each of the expenses referred to in Sections 9.02 and 9.03 shall be evidenced by appropriate bills or
      ----------------------
invoices. Either Lessee shall have the right to (i) receive any substantiation relating to any Transaction Costs or such ongoing expenses as such Lessee may reasonably request and (ii) reasonably approve (which approval shall not be unreasonably withheld or delayed) within 30 days of notice thereof the payment thereof prior to such payment by Owner Trustee.

          Section 9.02.  Amendments, Waivers, etc.  The Lessees will pay all
                         ------------------------
costs and expenses incurred in connection with the entering into or the giving or withholding of any future amendments, supplements, waivers or consents with respect to the Operative Documents, or the Hughes Agreements in accordance with the provisions of Section 6.01(b) hereof (whether or not such amendments,
                  ---------------
supplements, waivers or consents become effective).

          Section 9.03.  On-Going Fees.  Lessees shall pay the reasonable fees
                         -------------
and expenses of Owner Trustee (including without limitation expenses in connection with the preparation and filing of any reports and tax returns (other than incremental costs attributable to the existence of more than one Owner Participant)) and Indenture Trustee for acting as such to the extent not included in Transaction Costs; provided that Lessees shall not be liable for
                               --------
such fees and expenses of Owner Trustee to the extent attributable to expenses in respect of any period when such Transponder is no longer subject to the Lease.


                                   ARTICLE X

                              RESALE TRANSACTIONS

          Section 10.01.  Resales Within 120 Days of the Delivery Date.  Each
                          --------------------------------------------
Lessee and each of Owner Participant, Initial Note Purchaser, Owner Trustee and Indenture Trustee agrees to effectuate the resale of the Notes in a transaction in accordance with Rule 144A under the Securities Act ("Rule 144A") and the reset of the interest rate on the Notes in connection with such resale, as soon as commercially feasible after the Delivery Date on the terms and subject to the conditions set forth herein and in Annex A attached hereto, which is hereby incorporated by reference and shall be binding upon the parties as if fully set forth herein, and, to the extent reasonably within its control, to cause the conditions to such reset and resale herein (including Annex A) to be met. In connection with such transaction, Initial Note Purchaser shall propose a Remarketing Date, and Lessees shall use commercially reasonable efforts to provide the Preliminary Offering Memorandum to Initial Note Purchaser on such date. After the Remarketing Date, Initial Note Purchaser and Lessees, acting on behalf of Owner Trustee, shall designate a mutually acceptable Repricing Date and Reset Rate, which rate, in their respective best judgments, will be sufficient to allow

Initial Note Purchaser to resell the Notes at 100% of the principal amount thereof in a transaction in accordance with Rule 144A.

          On or prior to the Repricing Date, Initial Note Purchaser and Lessees, acting on behalf of Owner Trustee, shall determine the Reset Date, which date may be postponed by mutual agreement of Lessees and Initial Note Purchaser. Initial Note Purchaser and Lessees shall notify Owner Trustee and Owner Participant of such Reset Rate and Reset Date and any postponements thereof. On or prior to the Repricing Date, Lessees and Owner Participant shall adjust the schedules of Scheduled Rent, Lessor Interim Amount, Lessor Payment Amount, Stipulated Loss Value, Termination Value and EBO Amounts with respect to the Transponders and the amortization schedule of the Notes in accordance with
Section 4 of the Lease. On the Repricing Date Lessees shall deliver the Offering Memorandum to Initial Note Purchaser, Owner Participant, Owner Trustee and Indenture Trustee. On the Repricing Date, Owner Trustee shall notify Indenture Trustee of the Reset Rate and the Reset Date.

          On or prior to the Reset Date, Lessees and Owner Trustee shall execute and deliver a supplement to the Lease reflecting the adjustments described in the preceding paragraph, and Owner Trustee and Indenture Trustee shall execute and deliver a supplement to the Indenture reflecting such adjustments and setting forth the Reset Rate, in each case effective on the Reset Date.

          If Initial Note Purchaser and Lessees, acting on behalf of Owner Trustee, fail to set a Repricing Date within 10 Business Days after an initial Remarketing Date, then Initial Note Purchaser and Lessees, acting on behalf of Owner Trustee, may set one or more other Remarketing Dates in the manner described in the first paragraph of this Section 10.01 until the earlier to
                                         -------------
occur of the Reset Date or the day which is 120 days after the Delivery Date.

          Section 10.02.  Resales More than 120 Days After the Delivery Date.
                          --------------------------------------------------

          (a) In the event that no Reset Rate has been established on or prior to the 120th day following the Delivery Date, on any date thereafter Initial Note Purchaser may in its sole discretion resell some or all of the Notes in one or more Unilateral Resales that are exempt from the registration requirements of the Securities Act; provided
                    --------
that only the first such Unilateral Resale shall result in a reset of the interest rate on the Notes. In connection with the first such Unilateral Resale, each of the parties to this Participation Agreement agrees to effectuate the reset of the interest rate upon such Unilateral Resale on the terms and subject to the conditions set forth in this Participation Agreement (including Annex A hereto) and, if such resale shall be, at the request of Initial Note Purchaser, in accordance with Rule 144A, each of the parties agree, to the extent reasonably within its control, to cause the conditions to such reset and resale herein (including Annex A) to be met. Initial Note Purchaser shall designate a Remarketing Date on five Business Days' notice to Lessees and Owner Trustee. Upon such Remarketing Date, Lessees shall provide the Preliminary Offering Memorandum to the Initial Note Purchaser. After the Remarketing Date, Initial Note Purchaser may designate a Repricing Date upon three Business Days' notice to Lessees, Owner Participant, Owner Trustee and Indenture Trustee. One Business Day prior to such Repricing Date, Initial Note Purchaser shall notify Lessees, Owner Participant, Owner Trustee and Indenture Trustee of the Reset Date and shall confirm the Reset Rate which shall be the GM Equivalent Rate as of such Business Day. On or prior to the Repricing Date, Lessees and Owner Participant shall adjust the schedules of Scheduled Rent, Lessor Interim Amount, Lessor Payment Amount, Stipulated Loss Value, Termination Value and EBO Amounts with respect to the Transponders and the amortization schedule for the Notes in accordance with Section 4 of the Lease. On the Repricing Date, Lessees shall deliver the Offering Memorandum to Initial Note Purchaser.

          On or prior to the Reset Date, Lessees and Owner Trustee shall execute a supplement to the Lease reflecting the adjustments described in the preceding paragraph, and Owner Trustee and Indenture Trustee shall execute a supplement to the Indenture reflecting such adjustments and setting forth the Reset Rate, in each case effective on the Reset Date.

          If Initial Note Purchaser does not set a Repricing Date within 10 Business Days after an initial Remarketing Date, then Initial Note Purchaser may set not more than two subsequent Remarketing Dates in the manner described in the first paragraph of this Section 10.02 within 30 days after the initial
                            -------------
Remarketing Date.

          (b) In connection with a Unilateral Resale other than a resale made in accordance with Rule 144A as described in subsection (a) of this Section
                                                                    -------
10.02, if the Reset Rate has not theretofore been set, Initial Note Purchaser
-----
shall designate, on five Business Days notice to Lessees, Owner Participant, Owner Trustee and Indenture Trustee, the Reset Date and shall confirm that on the Reset Date the Reset Rate will be the GM Equivalent Rate. Prior to such Reset Date, Lessees and Owner Participant shall adjust the schedules of Scheduled Rent, Stipulated Loss Value, Termination Value and each EBO Amount with respect to the Transponders and the amortization schedule of the Notes, in accordance with Section 4 of the Lease.

          On or prior to the Reset Date, upon the consummation of the first such Unilateral Resale, Lessees and Owner Trustee shall execute and deliver a supplement to the Lease reflecting the adjustments described in the preceding paragraph, and Owner Trustee and Indenture Trustee shall execute and deliver a supplement to the Indenture reflecting such adjustments and setting forth the Reset Rate, in each case effective on the Reset Date.

          Section 10.03.  Conditions Precedent to Resale.
                          ------------------------------

          (a) The participation by Initial Note Purchaser (and Indenture Trustee) and by Lessees shall be subject to the satisfaction of the conditions set forth in Annex A hereto.

          (b) The participation by Owner Participant and Owner Trustee in a transaction in accordance with Rule 144A shall be subject to the satisfaction of the following conditions:

          (i) no Bankruptcy Default or Event of Default shall have occurred and be continuing as of the 144A Closing Date;

          (ii) Lessor Interim Amount, Lessor Payment Amount, Interim Rent, Scheduled Rent, Termination Value, Stipulated Loss Value and the EBO Amounts shall be adjusted as provided in Section 4 of the Lease;

          (iii) Owner Participant, Owner Trustee and Indenture Trustee shall have received (i) such opinions of counsel as they may reasonably request concerning compliance with the Securities Act and any other

     Applicable Law relating to the sale of securities and (ii) such other opinions of counsel and such certificates and other documents, each in form and substance reasonably satisfactory to each of them, as they may reasonably request in connection with compliance with the terms and conditions of Article X;
                   ---------

          (iv) Lessees shall by reasonable advance notice have requested Owner Trustee and Owner Participant to take any actions required to be taken by either of them in connection with a transaction in accordance with Rule 144A;

          (v) Owner Trustee and Owner Participant shall not be required to provide any certificates or opinions except those that can be made available without the taking of any non-ministerial action on the part of the Owner Participant or Owner Trustee other than compliance with their respective obligations under the Operative Documents and Hughes Agreements; and

          (vi) No additional agreements or amendments to the Operative Documents shall be required other than the supplements to the Lease and Indenture described in this Article X except for those which do not alter
                                 ---------
     the substantive rights of the parties hereto.


                                   ARTICLE XI

                      BENEFICIAL INTEREST PURCHASE OPTION

          Section 11.01.  Option to Purchase  In the event and at the time that
                          ------------------
Lessees have the right to purchase all of the Transponders then subject to the Lease pursuant to Section 19(a)(ii) or (iii) of such Lease, either Lessee, in lieu of exercising such right may elect to purchase the right, title and interest of Owner Participant in and to Lessor's Estate (the "Beneficial Interest") at a purchase price equal to (i) in the case of any purchase pursuant to Section 19(a)(ii)(A) of the Lease, the aggregate First EBO Amounts for all such Transponders, (ii) in the case of any purchase pursuant to Section 19(a)
(ii)(B) of the Lease, the greater of (a) the Fair Market Sales Value of all of the Transponders or (b) the aggregate Second EBO Amounts for all of the Transponders, and (iii) in the case of any purchase pursuant to Section 19(a)
(iii) of the Lease, the greater of (a) Termination Value for all of the Transponders as of the applicable Rent Payment Date and (b) the Fair Market Sales Value of all of such Transponders as of such Rent Payment Date (the "Beneficial Interest Purchase Price").

          Section 11.02.  Notice of Election; Manner of Purchase; Transfer After
                          ------------------------------------------------------
Purchase.
--------

          (a) In order to exercise its right to purchase the Beneficial Interest pursuant to Section 11.01, the applicable Lessee shall notify Owner
                     -------------
Participant in writing within 15 days after the giving of notice by such Lessee to Lessor pursuant to Section 19(b) of the Lease of such election. In addition, in the case of a purchase pursuant to Section 19(a)(ii)(B) or (iii) of the Lease, such notice shall state that such Lessee desires to obtain an appraisal of the Fair Market Sales Value of the Transponders as of the Rent Payment Date on which it desires to purchase the Beneficial Interest. In such case, such Fair Market Sales Value shall be determined pursuant to the Appraisal Procedure (provided that the timetable for the Appraisal Procedure shall be appropriately accelerated to meet the deadlines set forth in the next sentence; provided that
                                                                  --------
notwithstanding such acceleration any appraiser shall have adequate time to make a considered determination). At least 15 days prior to the applicable Rent Payment Date, such Lessee shall, if it desires to exercise its right to purchase the Beneficial Interest Pursuant to Section 11.01, give irrevocable notice to
                                    -------------
Owner Trustee, Owner Participant and Indenture Trustee stating that such Lessee will purchase the Beneficial Interest pursuant to Section 11.01.
                                                  -------------

          (b) On the date of purchase, upon receipt by Lessor of (i) the Beneficial Interest Purchase Price minus (ii) the principal amount of the Notes then outstanding (after payment of all Interim Rent and Base Rent remaining unpaid that was due prior to the date of such purchase), and, in the event that the date of purchase is a Rent Payment Date on which a Scheduled Rent payment designated as an "arrears rent" on Schedule A is due, upon receipt by Lessor of all such Scheduled Rent designated as "arrears rent" due on such Rent Payment Date as set forth on Schedule A to the Lease, and the Rent Differential Amount, if any, and all other Supplemental Rent due by Lessee on such Rent Payment Date to or distributable to Owner Participant to and including such date of purchase (without giving effect to any applicable grace periods), Owner Trustee shall distribute to Owner Participant all such amounts received by it and all other cash then held by it (other than cash distributable to Owner Trustee in its individual capacity), and immediately thereafter Owner Participant shall transfer the Beneficial Interest free and clear of all Owner Participant's Liens to Lessees pursuant to an instrument of conveyance in form and substance reasonably satisfactory to Lessee; provided
                                                                    --------
that, subject to Section 14.15, Owner Participant shall have been released from
                 -------------
any obligations under the Operative Documents arising after such purchase except to the extent that such obligations are attributable to events or circumstances occurring prior to the purchase of the Beneficial Interest by Lessee.

          (c) Each of Owner Participant, Owner Trustee, and Indenture Trustee at the cost and expense of Lessees and on an After Tax Basis, will cause to be promptly and duly taken, executed, acknowledged and delivered all such further acts, documents and assurances as Lessees reasonably may request in order to carry out the intent and purpose of this Section 11 and the transactions
                                         ----------
contemplated hereby.

          (d) As a condition to such Lessee's right to purchase the Beneficial Interest pursuant to Section 11.01 (unless such Lessee shall assume the
                     -------------
obligations of Owner Trustee pursuant to the next sentence), on the date of purchase such Lessee shall have provided to Indenture Trustee and Owner Trustee an opinion of counsel for such Lessee, dated the date of purchase, which, subject to usual or customary exceptions, shall be to the effect that, upon consummation of such purchase, this Agreement, the Trust Agreement, the Lease and, in the case of GMHE, the Guaranty Agreement constitutes the legal, valid and binding obligation of such Lessee, enforceable against such Lessee in accordance with its terms except as the same may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity, and except as limited by applicable laws that may affect the remedies provided for in the Lease, which laws, however, do not in the opinion of such counsel make the remedies provided for in the Lease inadequate for the practical realization of the rights and benefits provided for in the Lease. In the event such Lessee is unable to provide such opinion, concurrently with the purchase of the Beneficial Interest Lessees shall assume (on a full recourse basis) the obligations of Owner Trustee under the Notes and under the Indenture in accordance with, subject to the conditions of and with the effect provided in Section 5.05(a)
                                                             ---------------
hereof and Section 2.13 of the Indenture, and upon such assumption such

Lessee shall have the right to terminate the Trust Agreement.

          (e) Owner Trustee and Lessees acknowledge and agree that the former Owner Participant which shall have transferred the Beneficial Interest to a Lessee pursuant to this Section 11.02 (the "Transferor") is entitled to all Rent
                        -------------
which by its terms is payable in arrears accrued to and including, or attributable to events or circumstances occurring prior to, the date of purchase pursuant to this Section 11.02. Owner Trustee hereby agrees that upon receipt
                 -------------
by it of any amounts in respect of such Rent, it will forthwith pay over such amounts to the Transferor.

          (f) From and after any purchase of the Beneficial Interest pursuant to this Section 11.02, (i) the Transferor shall be released from its liability
        -------------
hereunder and under the other Operative Documents to which it is or will be a party in respect of obligations to be performed on or after the date of such purchase, and (ii) such Lessee shall be deemed "Owner Participant" for all purposes of the Operative Documents and each reference herein to Owner Participant shall thereafter be deemed a reference to such Lessee for all purposes.


                                  ARTICLE XII

                       REFUNDING, REOPTIMIZATION AND RENT

          Section 12.01.  Refunding of Notes.  Upon compliance with the terms
                          ------------------
and conditions of this Article XII, including without limitation the
                       -----------
satisfaction of the conditions set forth in Section 12.02 hereof, and of Section
                                            -------------
2.12 of the Indenture, either Lessee shall have the right to request Owner Trustee to, and upon such request Owner Participant, Owner Trustee and Indenture Trustee shall cooperate in good faith to, take such steps as may be necessary to refund all of the Notes then outstanding (the "Refunded Notes") through the
                                               --------------
issuance and sale in the public or private market of one or more series of notes (the "Refunding Notes"), in an aggregate principal amount which shall be equal
      ---------------
to the unpaid principal amount of the Refunded Notes, the proceeds of such issuance and sale to be applied to prepay the principal amount of such outstanding Refunded Notes. Subject to the limitations set forth in Section
                                                                     -------
12.02, the amortization or sinking fund schedules for the Refunding Notes may be
-----
different from such schedules for the Refunded Notes. As a condition to such refunding, Lessees will be liable for, and shall pay, on an After-Tax Basis, the reasonable out-of pocket expenses incurred by Owner Trustee, Indenture Trustee and Owner Participant in connection with such refunding (whether or not such refunding shall be consummated, so long as the failure to consummate such refunding does not result solely from a default by Owner Participant in its obligations hereunder).

          Section 12.02.  Cooperation; Conditions.  Owner Trustee, Indenture
                          -----------------------
Trustee and Owner Participant agree that each will cooperate with the others and Lessees in any refunding contemplated by this Article XII and negotiate in good
                                              -----------
faith to conclude such additional agreements and such supplements or amendments to or consents or waivers under each of the Operative Documents as may be reasonably be requested by either Lessee to effect the transactions contemplated in connection with any such refunding, subject, however, to the following conditions:

          (a) the refunding results in payment in full to the holder or holders of the Refunded Notes of the unpaid principal amount of, premium, if any, and accrued and unpaid interest on such Refunded Notes held by such holder or holders, and of all other amounts then due and owing by the Lessees to such holder or holders pursuant to any other Operative Document;

          (b) no Bankruptcy Default or Event of Default shall have occurred and be continuing as of the date of such refunding, and the refunding shall occur on a Rent Payment Date;

          (c) without the consent of Owner Participant, there previously shall not have occurred any refunding with respect to the Notes (other than a refunding on or prior to December 31, 1992 in the event that a transaction under Rule 144A as contemplated by Section 10.01 has not been consummated
                                        -------------
     on or before such time);

          (d) the Refunding Notes issued to refund the Refunded Notes shall have a final maturity date not later than the final maturity date of the Refunded Notes;

          (e) the average remaining life to maturity of the Refunding Notes issued to refund the Refunded Notes as of the date of such refunding shall not be longer or shorter than the average remaining life to maturity of the Refunded Notes as of the date of such refunding by a period greater than six months;

          (f) Scheduled Rent, Termination Value, Stipulated Loss Value and the EBO Amounts shall be adjusted as provided in Section 4 of the Lease;

          (g) Owner Participant, Owner Trustee and Indenture Trustee shall have received (i) such opinions of counsel as they may reasonably request concerning compliance with the Securities Act and any other Applicable Law relating to the sale of securities and (ii) such other opinions of counsel and such certificates and other documents, each in form and substance reasonably satisfactory to each of them, as they may reasonably request in connection with compliance with the terms and conditions of this Article
                                                                      -------
     XII;
     ---

          (h) all necessary authorizations, approvals and consents shall have been obtained;

          (i) Owner Participant shall have received from Independent Tax Counsel, an opinion satisfactory to Owner Participant to the effect that such refunding (including, but not limited to, any resulting adjustment to Base Rent) does not have any unindemnified adverse tax consequences to Owner Participant, or Owner Participant shall have received an indemnity reasonably acceptable to Owner Participant from Lessees with respect to any such adverse tax consequences; and

          (j) the terms and conditions of such refunding notes or other debt instrument will be no less favorable to Owner Participant than the terms and conditions applicable to the Refunded Notes.

          Section 12.03.  Notice.  A Lessee shall give Owner Trustee, Owner
                          ------
Participant and Indenture Trustee at least 45 days' prior written notice of any desired refunding pursuant to this Article XII, which notice shall set forth to
                                   -----------
the extent practicable the proposed terms and conditions of such refunding, including the desired date therefor. Lessees, Owner Trustee, Owner Participant and, as necessary, Indenture Trustee, shall consult thereafter on the negotiation of such terms and conditions to the end that, subject to the provisions of this Article XII, the final terms and condi-
                   -----------
tions of such refunding shall be agreed among the parties thereto in due course thereafter. A Lessee will provide notice promptly to such Persons in the event that Lessees determine not to proceed with such proposed refunding.

          Section 12.04.  Rights of Parties.  Notwithstanding anything to the
                          -----------------
contrary contained in this Article XII, in no event shall Owner Participant or
                           -----------
Indenture Trustee have any obligation to initiate or structure any refunding of Notes or to take, or to cause Owner Trustee to take, any action in connection therewith other than such as may be requested by Lessee as provided in this
Article XII.
-----------

          Section 12.05.  Owner Participant's Reoptimization Rights.  In the
                          -----------------------------------------
event of any change in tax law which is not a Covered Tax Law Change that is enacted after the Delivery Date, Lessees agree to cooperate with Owner Participant to permit Owner Participant to reoptimize the schedule of Scheduled Rent and, to the extent that the terms of the Notes (including any Refunding Notes) then outstanding permit, and in connection with any subsequent refunding of the Notes to change the amortization schedule with respect to such Notes or adopt an alternative amortization schedule for any subsequent issue of Refunding Notes. Any such reoptimization or adoption shall not adversely affect the economic consequences (including the effect on Scheduled Rent, EBO Amounts, Stipulated Loss Values and Termination Values) of the transaction to Lessee using the methodology originally employed by Lessees in evaluating the transaction. Any reoptimization pursuant to this Section 12.05 shall not affect
                                                 -------------
the definition of Owner Participant's Net Economic Return or change the method of making adjustments for purposes of making subsequent adjustments pursuant to
Section 4 of the Lease. In connection with any exercise of rights by Owner Participant under this Section 12.05, Owner Participant shall pay on an After-
                       -------------
Tax Basis all out of pocket expenses incurred by Lessees, whether or not any reoptimization actually occurs.


                                 ARTICLE XIII

                   TRANSFER OF OWNER PARTICIPANT'S INTEREST

          Section 13.01.  Restrictions on Transfer.  Without the prior written
                          ------------------------
consent of Lessees, for so long as the Lease shall be in effect, and, without the prior written consent of Indenture Trustee, for so long as the Lien of the

Indenture shall be in effect, Owner Participant shall not, directly or indirectly, assign, convey or otherwise transfer (whether by consolidation, merger, sale of assets or otherwise) any of its right, title or interest in and to any Transponder, the Lessor's Estate, this Agreement, the Trust Agreement or any other Operative Document or Hughes Agreement except as and to the extent permitted by, and in accordance with the terms and conditions of, this Article
                                                                       -------
XIII or as contemplated in Schedule III.
----

          Section 13.02.  Permitted Transfers.  Owner Participant may transfer
                          -------------------
all or any portion of its right, title and interest in and to the Lessor's Estate (whether or not the same shall then have been pledged or mortgaged under the Indenture, but subject to the Lien of the Indenture if then in effect) and in and to this Agreement and the other Operative Documents to any Person (a "Transferee") only in accordance with Section 13.01 or in compliance with and
 ----------                           -------------
upon satisfaction of the following conditions:

          (a) Such transfer shall not result in the number of Owner Participants exceeding the number of Transponders and shall comply with the provisions of Section 13.05.
        -------------

          (b) the Transferee shall be (i) a financial institution, corporation, leasing company or other institutional investor whose net worth at the time is at least $50,000,000 or, in the event of a transfer in respect of one or two Transponders to any one Transferee at any time after the date as of which, in accordance with Schedule X to the Notes set forth in Section 2.2 of the Indenture as in effect on the Delivery Date, half of the original principal amount of the Notes would have been repaid, a financial institution, corporation, leasing company or other institutional investor whose net worth at the time is at least $25,000,000 (a "Permitted Institution"), (ii) a financial institution, corporation, leasing company or other institutional investor the obligations of which, as Owner Participant under the Operative Documents, are guaranteed by a Permitted Institution, pursuant to a guarantee in form and substance reasonably satisfactory to Lessee, Trust Company and Indenture Trustee), or (iii) an Affiliate of Owner Participant; provided that if such Affiliate is not a
                                     --------
     Permitted Institution, Owner Participant shall guarantee the obligations of such Affiliate as Owner Participant under the Operative

Documents pursuant to a guarantee in form and substance reasonably satisfactory to Lessee, Trust Company and Indenture Trustee;

     (c) the Transferee shall not be a Competitor;

     (d) assuming the accuracy of the representations made by the Lessees in Sections 4.01(j) and (k), and by the Transferee set forth in Section 13.02(e) below, and assuming compliance by all holders of the Notes with the sixth paragraph of the form of Notes set forth in Section 2.2 of the Indenture, no such transfer shall violate any provision of, or create a relationship which would be in violation of, any Applicable Laws, including, without limitation, applicable securities laws, any agreement to which Owner Participant or the Transferee is a party or by which it or any of its property is bound;

     (e) the Transferee shall enter into an agreement or agreements, in form and substance reasonably satisfactory to Lessees, Owner Trustee and (if the Lien of the Indenture shall then be in effect) Indenture Trustee, whereby the Transferee shall confirm that it has the requisite power and authority to enter into and to carry out the transactions contemplated hereby and in each Operative Document to which Owner Participant is or will be a party, and that it shall be deemed a party to each of such Operative Documents and shall agree to be bound by all the terms of, and to undertake all the obligations of the transferor to be performed on or after the date of such transfer contained in, each of such Operative Documents with respect to the interest being conveyed, and whereby such Transferee shall make representations and warranties reasonably requested by Lessees, Owner Trustee and Indenture Trustee similar in scope to the representations and warranties contained in Section 4.03; provided that such
                                            ------------- --------
Transferee delivers to Lessees and Indenture Trustee a written representation and warranty (or an opinion of counsel reasonably satisfactory to Lessees and Indenture Trustee) that (i) it is not acquiring the interest being conveyed with assets subject to Title I of ERISA or Section 4975 of the Code or (ii) such transfer to or ownership by such Transferee will not result in a "prohibited transaction" as defined in Section 406 of ERISA or Section 4975 of the Code, which "prohibited transaction" is not subject to an exemption contained in ERISA or in the rules, regulations, releases or bulletins adopted thereunder;

     (f) the transferring Owner Participant shall have provided 30 days (or 10 days with respect to a transfer to an Affiliate as contemplated by Section
                                                                   -------
12.02(b) (iii)) prior written notice of such transfer to Indenture Trustee and
--------------
Lessees, which notice shall specify (i) such information and be accompanied by evidence as shall be reasonably necessary to establish compliance with this
Article XIII and Section 8.1 of the Trust Agreement, (ii) the extent of the
------------
interest to be transferred, and (iii) the name and address (for the purpose of giving notice as contemplated by the Operative Documents) of the Transferee;

     (g) whether or not the transfer actually occurs, the transferring Owner Participant shall pay or cause to be paid on an After-Tax Basis all reasonable fees, expenses, disbursements and costs (including, without limitation, legal and other professional fees and expenses) incurred by Owner Trustee, Indenture Trustee or Lessees, in connection with any transfer pursuant to this Article
                                                                     -------
XIII;
----

     (h) the transferring Owner Participant or the Transferee shall have delivered to Lessees and, if the Lien of the Indenture shall then be in effect, Indenture Trustee, an opinion of counsel in form and substance reasonably satisfactory to each of them, as to the due authorization, execution, delivery and enforceability of the agreement or agreements referred to in clause (e) of this Section 13.02, and as to the matters referred to in clause (d) of this
     -------------
Section 13.02;
-------------

     (i) [Intentionally Omitted]

     (j) no such transfer shall be to a Person nor shall such transfer be executed in a manner that would result in the loss, recapture, offset or other disallowance, elimination, reduction, or disqualification of all or any portion of the investment tax credit previously claimed by either Lessee, which investment tax credit is represented by STLC to fully vest no later than December 31, 1995; provided that, subject to Owner Participant's compliance with
                   --------
Section 13.02(f) hereof and Owner Participant furnishing to Lessees such
---------------
     information as is reasonably necessary for Lessees to determine Owner Participant's compliance with this clause (j), either Lessee shall have given Owner Participant at least seven days prior written notice of any such result.

          Section 13.03.  Effect of Transfer.  From and after any transfer
                          ------------------
effected in accordance with this Article XIII, Owner Participant making such
                                 ------------
transfer shall be released, to the extent of the obligations assumed by the Transferee, from its liability hereunder and under the other Operative Documents to which it is or will be a party in respect of obligations to be performed on or after the date of such transfer. Upon any transfer by Owner Participant in accordance with this Article XIII, the Transferee shall be deemed "Owner
                     ------------
Participant" for all purposes of the Operative Documents and each reference herein to Owner Participant making such transfer shall thereafter be deemed a reference to such Transferee for all purposes, except as provided in the preceding sentence. To the extent permitted by law, the failure to effect any such transfer in accordance with this Article XIII shall not make such transfer
                                      ------------
voidable by the parties hereto; provided that this sentence shall not constitute
                                --------
a waiver of any other claims any party hereto may have as a result of such failure.

          Section 13.04.  Cooperation.  Each Lessee agrees that it shall, to the
                          -----------
extent reasonably so requested by Owner Participant and at the expense of Owner Participant (except to the extent Lessee is obligated to pay such expenses under other provisions of the Operative Documents), use good faith efforts to assist Owner Participant in effecting any transfer of its interest in the Lessor's Estate pursuant to this Article XIII.
                        ------------

          Section 13.05.  Multiple Owner Participants.  It shall be a condition
                          ---------------------------
to any transfer pursuant to this Article XIII that will result in there being
                                 ------------
more than one Owner Participant, that Lessees shall have consented to such transfer prior to the effective date thereof, provided that no such consent shall be required if all such Owner Participants shall have agreed in a manner reasonably satisfactory to Lessees that if the provisions of the Operative Documents require or contemplate the waiver, consent or direction of Owner Participant, such provisions shall be deemed satisfied by the waiver, direction or consent of Owner Participants holding a majority of the beneficial interests in the Trust Estate, except in the case of any such waiver, direction or consent affecting less than all of the Transponders, in which case only the action of Owner Participant having the entire beneficial interest in such Transponders (or Owner Participants holding a majority of the beneficial interests in such Transponders, as the case may be) shall be required.


                                  ARTICLE XIV

                  ADDITIONAL RIGHTS AND OBLIGATIONS OF PARTIES

          Section 14.01.  Rights Following Lease Term.  The parties have agreed
                          ---------------------------
that they will each have the following additional rights, obligations and limitations set forth in Sections 14.02 and 14.03 following the end of the Lease
                         ------------------------
Term.  In the event of any conflicts, the provisions of Sections 14.02 and 14.03
                                                        ------------------------
of this Article XIV shall apply regardless of any contrary provisions in any Hughes Agreement.

          Section 14.02.  Hughes Agreements Liabilities. Notwithstanding the
                          -----------------------------
provisions of Article 9 or the indemnity limitations set forth in Section 10.03 of the Purchase Agreement and Article 6 of the Service Agreement, if, during the period beginning after the expiration or earlier termination of the Lease and ending on the last day of the fifteenth year following the Delivery Date (the "Post Lease Term"), there is a breach by a Lessee of any representation, warranty or agreement contained in Article 5 (except Section 5.02), 7, 8, 10, 12 or 13 or Section 10.03, 14.02, 14.03, 15.10 or 15.12 of the Purchase Agreement or there is a breach by Contractor of any representation, warranty or agreement contained in Article 4, 8, or 10, or Section 1.2, 2.1, 6.2, 9.2, 9.3, 12.4 or
13.10 (to the extent that Contractor makes an assignment in violation of the terms of Section 13.10) of the Service Agreement (all such provisions being referred to collectively as the "Significant Provisions"), the Lessor or Owner Participant may proceed to enforce its rights in respect thereof in any manner permitted by law; provided, however, that:
                  --------  -------

          (a) damages for a wrongful denial of access shall be governed exclusively by Section 13.03 of the Purchase Agreement and 9.3 of the Service Agreement, and Owner Trustee, Owner Participant, Lessor, any other Indemnitee or other Person who is an Affiliate of any of the foregoing Persons (each such Person referred to in this Article XIV as an "Owner
                                                   -----------
     Person" and
     collectively as "Owner Persons") shall not be entitled to any other damages as a result thereof;

          (b) no damages measured by, based upon or resulting from, directly or indirectly, any loss, loss of use, or physical damage to, the Transponders, or damages of any other type based upon any Transponder or Satellite performance or non-performance ("Transponder Performance Damages"), claimed as a result of any damage to an Owner Person or any Person deriving rights from any Owner Person shall exceed, in the aggregate for all Owner Persons, an amount equal to the Per Day Cost for each day, until the breach shall have been cured, of such damages up to the last day of the Post Lease Term, except as set forth in Section 14.02(a) above. Per Day Cost shall be an
                            ----------------
     amount equal to 12% of Buyer's Cost of such Transponder divided by 1368;


          (c) EXCEPT AS EXPRESSLY SET FORTH IN SECTION 5.03 OF THE PURCHASE AGREEMENT OR IN THE SERVICE AGREEMENT, SELLER AND CONTRACTOR SHALL HAVE NO LIABILITY FOR ANY WARRANTY, EXPRESS OR IMPLIED, IN RESPECT OF THE TRANSPONDERS OR THEIR PERFORMANCE, ALL OF WHICH ARE EXPRESSLY EXCLUDED, INCLUDING, WITHOUT LIMITATION, ALL RIGHTS AND REMEDIES UNDER DIVISION 2, CHAPTER 7, SECTIONS 2711 THROUGH 2717 OF THE CALIFORNIA COMMERCIAL CODE;

          (d) Lessees and Contractor shall in no event have any liability to an Owner Person under the terms of the Purchase Agreement and the Service Agreement or this Participation Agreement for loss of profits or other incidental or consequential damages claimed by an Owner Person, or as part of an indemnity claim by an Owner Person, based on costs or damages incurred by it in connection with claims asserted by third parties against such Owner Person based on representations, warranties or agreements made by any Owner Person to such third parties, or on claims made by such third parties against such Owner Person based on damages incurred by such third party arising out of their use of the Transponders with the permission of such Owner Person except (i) as otherwise specifically set forth in this Agreement, (ii) as to third party indemnification claims, to the extent that such damages are the result of a violation of any Applicable Law by Contractor or Lessees but, to the extent the damages consist of Transponder Performances Damages, the limita-
     tions of Section 14.02(b) shall apply or (iii) for any liability of an Owner Person that may result from damage to or interference with another satellite or transponders thereon as a result of a breach by Contractor of its obligations under the Service Agreement or by Seller of its obligations under the Purchase Agreement; provided, however, that notwithstanding the
                                   --------- -------
     above limitations, Seller will indemnify Buyer for all reasonable litigation costs and other procedural costs and expenses, including, but not limited to, attorneys' fees claimed by an Owner Person, or as part of an indemnity claim by an Owner Person, based on claims against such Owner Person arising from a breach by Lessee or Contractor of any Significant Provisions.

          (e) nothing contained in this Section 14.02 shall limit the exercise
                                        -------------
     by an Owner Person of any rights such Owner Person may have under any other Operative Document or Hughes Agreement (including, without limitation, the right of Buyer or Owner to obtain equitable relief in connection with any breach by Seller or Contractor of their respective obligations under the Hughes Agreements), except that an Owner Person shall not be entitled to payments pursuant to this Agreement to the extent such Owner Person has already received payment for the damages resulting from such breach pursuant to the provisions of any Operative Document or Hughes Agreement; and

          (f) notwithstanding the above, Contractor shall only be liable for a breach of its obligations under Section 1.2 of the Service Agreement in respect of the monitoring or management of the Satellite propellant if such breach is the result of gross negligence of Contractor or an Intentional Breach.

          Section 14.03.  Final Term Liabilities.  If, during the period
                          ----------------------
beginning at the end of the Post Lease Term and ending on the last day of the useful commercial life of the Satellite (the "Final Term"), Owner Participant is unable as a result of an Intentional Breach to make commercial use of any Transponder that it owns, then Lessor or Owner Participant shall be entitled to compensation for its loss of Transponder use as set forth in Section 14.03 (a).
                                                             -----------------

          (a) Lessor or Owner Participant shall be entitled to be compensated by Lessees on a per Transponder basis for each day that Lessor or Owner Participant is unable to make commercial use of any such Transponder as a result of an Intentional Breach in an amount equal to the Per Day Cost. Owner Participant and Owner Trustee may enforce their rights in respect of any other Intentional Breach of the Significant Provisions during the Final Term subject to the limitations and provisions of Section 14.02(b), (c), (d) and (e).
                   ----------------------------------

          (b) As used herein, "Intentional Breach" shall mean any breach by Lessees or Contractor of the Significant Provisions which is the result of an action by the Boards of Directors of Lessees or Contractor or by any of their officers empowered to take such action or any agent authorized by the Board or any such officers to take such action to intentionally breach any of the Significant Provisions.

          (c) The provisions of Section 14.02 (c), (d), (e) and (f) shall apply
                                -----------------------------------
     to the Final Term.

          Section 14.04.  Obligation to Purchase for Removal.
                          ----------------------------------

          (a) If, at any time following the expiration or earlier termination of the Lease and prior to the end of the useful commercial life of the Satellite, STLC elects to exercise its right with respect to a Removal of the Satellite pursuant to clause (i) of the first sentence of Article 14 of the Purchase Agreement (a "Voluntary Removal"), then within 5 days of receipt of the appraisal required hereunder, Lessees shall purchase, and pay to Lessor in immediately available funds the Removal Purchase Price of all, but not less than all, Transponders then owned by Lessor or Owner Participant, regardless of whether any such Transponder, at the time of the Voluntary Removal, failed to comply with the Transponder Performance Specifications or otherwise was a Failed Transponder. STLC shall not be required to wait until the appraisal has been completed and payment made to do the Removal; provided it shall pay interest on the Removal Purchase
                     --------
     Price at the Prime Rate from the date of removal to, but excluding, the date of payment. In all cases of a Removal other than a Voluntary Removal, including a Removal pursuant to clause (ii) of the first sentence of
     Article 14 of the Purchase Agreement or where Seller is required to undertake such a Removal after the expiration of the Lease Term due to actions by the FCC or other Governmental Authority not sought by Lessees (collectively referred to as "Involuntary Removals"), Lessees shall have no payment or other obligation to Lessors or Owner Participant as a result of such removal.

          (b) The Removal Purchase Price for each such Transponder purchased hereunder shall be the Fair Market Sales Value thereof, if any, as determined in accordance with the Appraisal Procedure, which shall be commenced as soon as is practicable after STLC determines to make the Voluntary Removal. Any such determination of Fair Market Sales Value of any removed Transponder shall be made on the assumption that, but for such Voluntary Removal, such Transponder would not have been taken out of service pursuant to the Purchase Agreement except as, and until, an Involuntary Removal occurred or the useful commercial life of the Satellite would otherwise have ended had Seller not made the Voluntary Removal. The valuation date will be the Removal Date. Upon compliance by STLC with all the terms of this Section 14.04, Buyer shall transfer title to such
                       -------------
     Transponders to STLC without any representation, warranty or recourse whatsoever except as to the absence of Lessor Liens and Owner Participant Liens. After any such purchase, neither STLC nor any Affiliate thereof shall use any Transponder for any revenue-producing purpose.


                                   ARTICLE XV

                                 MISCELLANEOUS

          Section 15.01.  Confidentiality.
                          ---------------

          (a) Owner Participant, Owner Trustee, Trust Company, Initial Note Purchaser and Indenture Trustee (each, for purposes of this Section 15.01,
                                                                 -------------
     a "Recipient") shall keep in strict confidence and not disclose to any person or entity not bound by this Agreement any Proprietary Information received by them except that Recipient shall not be liable for disclosure or use of any Proprietary Information if the Proprietary Information (i) is in or enters the public domain, other than by breach of this Section 15.01,
                                                                  -------------
     prior to such disclosure by Recipient; (ii) is known to Recipient at the time of first receipt of such Proprietary Information, or thereafter becomes known to Recipient prior to or subsequent to such disclosure without similar restrictions from a source other than either Lessee, as evidenced by written records; (iii) is developed by Recipient independently of any disclosure hereunder as evidenced by written records; or (iv)
     is disclosed more than five (5) years after the date of first receipt of the disclosed Proprietary Information and provided, that such Proprietary
                                               --------
     Information may be disclosed at any time by Recipient (A) to a bona fide prospective purchaser, lessee or transferee, who shall agree to be bound by this Section 15.01, (B) to its affiliates, employees, independent auditors
          -------------
     and counsel, to the extent necessary for any of the foregoing to carry out their functions in connection with the transaction contemplated by the Operative Documents or the Hughes Agreements, subject to the further provisions of this Section 15.01, (C) to the extent reasonably deemed by
                        -------------
     any Recipient to be appropriate in order to protect its rights under any Operative Document or Hughes Agreement, (D) as part of Recipient's normal reporting or review procedure to its parent company, its officers or its attorneys and to auditors and regulators of Recipient as required thereby,
     (E) to the extent necessary to obtain appropriate insurance, to Recipient's insurance agents, brokers or underwriters provided that such Person agrees in writing to confidential treatment of the Proprietary Information disclosed, or (F) to the extent required by law or by order of a government agency, legislative body, or court of competent jurisdiction or regulatory examiner or pursuant to subpoena or other legal process or in connection with any legal proceeding relating to the transaction contemplated by the Operative Documents or the Hughes Agreements or hereby; provided that in
                                                             --------
     the case of any disclosure pursuant to clause (B), (C), (D) or (E), Recipient shall advise the Person to whom the disclosure is made of the confidential nature of any Proprietary Information disclosed and of the terms of this Section 15.01. If Recipient is required to disclose Proprietary Information pursuant to clause (F) of this paragraph, Recipient shall promptly notify Lessees of such disclosure requirement and upon the request of Lessees shall to the extent practicable at the Lessees' sole cost and expense and with counsel reasonably satisfactory to Recipient, fully cooperate with Lessees, in contesting such disclosure. If after such contest disclosure is still required, then Recipient shall seek, if practicable, confidential treatment of such information from the applicable party.

          (b) "Proprietary Information" shall be defined as proprietary information of any nature in any form, including without limitation, all writings, memoranda, copies, reports, financial statements, papers, surveys, analyses, drawings, letters, computer printouts, software, specifications, data, graphs, charts, sound recordings and/or pictorial reproduc-tions which have been reduced to written form. Proprietary Information shall be marked as proprietary by either Lessee with an appropriate legend, marking, stamp or other obvious written identification prior to disclosure. In the event that either Lessee discloses its Proprietary Information to Recipient other than in the manner provided for in this paragraph (b), then such Lessee shall promptly inform Recipient that such information is deemed proprietary and shall provide Recipient with a brief written description of such information within thirty (30) days of such disclosure, identifying therein the manner, place, and date of such disclosure and the names of Recipient's representatives to whom such disclosure was made whereupon the provisions of this agreement shall become applicable to such Proprietary Information. Proprietary Information shall also mean any information, whether in written form or not, prepared by Recipient or anyone receiving Proprietary Information from Recipient or incorporating Proprietary Information.

          (c) Recipient shall not use the Proprietary Information, except in connection with the transactions contemplated by the Operative Documents or the Hughes Agreements, without prior written approval of Lessee. Recipient shall not mechanically copy or otherwise reproduce Proprietary Information except to permit its use consistent with the purposes of the transactions contemplated by the Operative Documents and the Hughes Agreements and each copy or reproduction shall contain the same proprietary marking as the original.

          (d) All Proprietary Information in tangible form of expression which has been delivered or thereafter created by copy or reproduction pursuant to this Section 15.01 shall be and remain the property of the applicable
             -------------
     Lessee. All such Proprietary Information and any and all copies and reproductions thereof shall, (upon a repurchase of the Transponders by either Lessee) subject to any retention requirements pursuant to Regulation B of the Federal Reserve Board, within thirty (30) days of written request by such Lessee and at Lessee's expense be either promptly returned to such Lessee or destroyed at such Lessee's direction. In the event of such requested destruction, Recipient shall provide to such Lessee written certification of compliance therewith within thirty (30) days of such written request.

          (e) The disclosure of Proprietary Information under this Section 15.01
                                                                   -------------
     shall not be construed as granting either a license under any patent, patent application, or copyright, or any right of ownership in said Proprietary Information, nor shall such disclosure constitute any representation, warranty, assurance, guarantee, or inducement by either Lessee with respect to infringement of patents or other rights of others.

          (f) This Section 15.01 contains the entire understanding between the
                   -------------
     parties with respect to the safeguarding of Proprietary Information, supersedes all prior communications and understandings with respect thereto, shall inure to the benefit of Lessees, their Affiliates and their respective successors and assigns, and shall be binding upon all parent, subsidiary, affiliated, and successor organizations of Recipient and their respective directors, officers and employees. Recipient shall be responsible for any breach of this Section 15.01 by any of the foregoing
                                        -------------
     and with respect to the commercial or other confidential terms of the leases, subleases or use agreements relating to the Transponders or of the Operative Documents, and with respect to confidential customer information supplied to Recipient in connection with the Overall Transaction, by its special counsel listed in item 4 to Schedule A to Appendix A to this Agreement, its auditors and financial advisors (not including the Independent Appraiser) unless it shall obtain a written agreement from such Person to be bound by the terms of this Section 15.01, in which case
                                             -------------
     Recipient shall not be liable for any breach by such Person of the terms thereof. By way of illustration only and not by way of limitation, the provisions of this Section 15.01 shall inure to the benefit of HAC, GMHE,
                        -------------
     and General Motors Corporation.

          (g) Recipient shall be responsible only for actual damages, if any, proved by Lessees as a result of a breach of this Section 15.01 and shall not be responsible for any consequential or incidental damages or for Lessees' attorneys' fees incurred in connection with a suit or breach or enforcement of this 15.01.

          Section 15.02.  Publicity.
                          ---------

          (a) No party to the Operative Documents or Hughes Agreements shall issue or release or permit to be issued or released for external publication any article or advertising or publicity matter relating to the transaction contemplated hereby and mentioning or implying the name of any other party to the Operative Documents or the Hughes Agreements unless prior written consent shall have been given by such party.

          (b)  (Intentionally Omitted]

          Section 15.03.  Notices.  Unless otherwise specifically provided
                          -------
herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof shall be in writing, and any such notice shall become effective five Business Days after deposit in the mails, certified or registered, with appropriate postage prepaid for first class mail or by overnight courier or, if delivered by hand or in the form of a telecopy, telex, telegram, cable or other electronic means of communication which produces a written copy shall be effective when received, and, if mailed, shall be addressed (a) if to Lessees to their respective addresses as set forth in Schedule I, (b) if to Owner Participant, Owner Trustee, Indenture Trustee or Initial Note Purchaser, to its respective address as set forth in Schedule II, (c) if to any subsequent Owner Participant or holder of any Note, addressed to such Person at such address as such Person shall have furnished by notice to the parties hereto or (d) in the case of any other addressee, to such other address as any such addressee may designate by notice given to the parties hereto.

          Section 15.04.  Counterparts.  This Agreement may be executed by the
                          ------------
parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

          Section 15.05.  Amendments.  The terms of this Agreement shall not be
                          ----------
altered, modified, amended, supplemented or terminated in any manner whatsoever except by written instrument signed by the party against which such alteration, modification, amendment, supplement or termination is sought. No Operative Document to which a Lessee is not a party, other than the Trust Agreement, may be terminated, amended, supplemented, waived or modified in a manner that shall increase the obligations or liabilities, or decrease the rights, of any Lessee, unless consented to in writing by Lessees. No amendment, termination, supplement, waiver or modification of the Trust Agreement, not consented to in writing by Lessees, shall have the effect of increasing the obligations or liabilities or decreasing the rights of any Lessee under any Operative Document or Hughes Agreement. Each of the parties hereto will furnish or cause to be furnished to each Lessee, promptly after the execution and delivery thereof, an executed copy or a photocopy of an executed copy of each instrument (whether or not the consent of Lessees shall be required in connection therewith) that purports to terminate, amend, supplement, waive or modify any Operative Document to which a Lessee is not a party.

          Section 15.06.  Parties in Interest.  The terms of this Agreement
                          -------------------
shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and permitted assigns.

          Section 15.07.  Governing Law.  This Agreement, including Annex A
                          -------------
hereto, has been delivered in, and shall in all respects be governed by, and construed in accordance with, the laws of the State of New York applicable to agreements made and to be performed entirely within such State, without giving effect to the conflicts of laws provisions thereof.

          Section 15.08.  Method of Payment.  All amounts required to be paid by
                          -----------------
any party to any other party hereunder or under any of the other Operative Documents shall be paid as provided herein and in immediately available funds in legal tender of the United States of America.

          Section 15.09.  Severability.  Any provision of this Agreement which
                          ------------
is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or any provision in any other Operative Document, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction. The provisions of this Agreement shall remain valid and enforceable notwithstanding the invalidity, unenforceability, impossibility or illegality of performance of the Lease or any other Operative Document.

          Section 15.10.  [Intentionally Omitted]

          Section 15.11.  Miscellaneous.  Unless otherwise specifically provided
                          -------------
herein, (a) any obligation of either Lessee or both Lessees hereunder, whether of payment or performance, shall be joint and several obligations of both Lessees, (b) any notice or documentation or information to be given to or by Lessees shall be deemed to have been given to or by each Lessee if given to or by STLC, and (c) whenever payment or performance by Lessees is required hereunder, Lessees shall determine which of them shall make such payment or so perform, and payment or performance by either of them shall constitute payment or performance by each of them and shall be binding upon the other.

          Section 15.12.  Complete Agreement.  This Agreement and the other
                          ------------------
Operative Documents and the Hughes Agreements constitute the complete agreement of the parties with respect to the matters contemplated hereby and thereby.

          Section 15.13.  Limitation of Liability of Trust Company.  It is
                          ----------------------------------------
expressly understood and agreed by and among the parties hereto that except as otherwise expressly provided herein, (i) this Participation Agreement is executed and delivered by Trust Company not in its individual capacity but solely as Owner Trustee in the exercise of the power and authority conferred and vested in it as such owner Trustee, (ii) each of the representations, undertaking and agreements made herein by Owner Trustee are not personal representations, undertakings and agreements of the Trust Company, but are binding only upon the Lessor's Estate and Owner Trustee, as trustee, (iii) actions to be taken by Owner Trustee pursuant to its obligations hereunder may, in certain instances, be taken by Owner Trustee only upon specific authority of Owner Participant, and (iv) except as expressly set forth herein or in the other Operative Documents or the Hughes Agreements, nothing herein contained shall be construed as creating any liability of Trust Company, or any incorporator or any past, present or future subscriber to the capital stock of, or stockholder, officer or director of, Trust Company, all such liability, if any, being expressly waived by the other parties hereto, and by any Person claiming by, through or under them.

          Section 15.14.  Remedies.  Upon a breach by any party of its
                          --------
obligations under any Operative Document, any other party may in its sole discretion proceed by appropriate court action, either at law or in equity, to enforce performance by the breaching party of any covenants of such party in any Operative Document or recover damages for the breach thereof and may exercise every right, power or remedy given specifically hereunder or in any other Operative Document or now or hereafter existing at law, in equity or by statute. Each and every right, power and remedy whether specifically given herein or under any other Operative Document or otherwise existing and every such right, power or remedy may be exercised from time to time and as often and in such order as may be deemed expedient by the enforcing party. The exercise of any right, power or remedy shall not be construed to be a waiver of any other right, power or remedy. No delay or omission by any party in the exercise of any right, power or remedy or in the pursuant of any remedy shall impair any such right, power or remedy or be construed to be a waiver of any default or to be an acquiescence therein. No express or implied waiver by any party of any default shall in any way be, or be construed to be, a waiver of any future or subsequent default.

          Section 15.15.  Survival of Agreement.  The representations,
                          ---------------------
warranties, indemnities and agreements of the parties provided for in this Agreement, and the parties' obligations under any and all thereof, shall survive the participation by Owner Participant pursuant to its Commitments and the purchase of the Notes by Initial Note Purchaser with its Debts Commitments, delivery of the Transponders and the expiration or other termination of any of the Operative Documents and shall be and continue in effect notwithstanding any investigation made by any Owner Participant, Owner Trustee, Initial Note Purchaser or Indenture Trustee.

          Section 15.16.  Intention of the Parties.  It is the intention of the
                          ------------------------
parties hereto that for United States federal, state and local income tax purposes the Lessor will be the owner and lessor of the Transponders to be delivered under the Lease and Lessees will be the lessees thereof.

          IN WITNESS WHEREOF, the parties hereto have caused this Aqreement to be duly executed by their respective authorized officers on the date first above written.


                         SATELLITE TRANSPONDER LEASING
                            CORPORATION

                         By: /s/ Kevin N. McGrath
                            -----------------------------------
 .                           Name:  Kevin N. McGrath
                            Title: Senior Vice President & Treasurer



                         GM HUGHES ELECTRONICS CORPORATION


                         By: /s/ Bruce W. Alexander
                            -----------------------------------
 .                           Name:  Bruce W. Alexander
                            Title: Treasurer

                         STUDENT LOAN MARKETING ASSOCIATION


                         By: /s/ Albert L. Lord
                            -----------------------------------
 .                           Name:  Albert L. Lord
                            Title: Executive Vice President
                                   and Chief Operating Officer


                         WILMINGTON TRUST COMPANY


                         By:
                            -----------------------------------
 .                           Name:
                            Title:


                         STATE STREET BANK AND TRUST
                          COMPANY OF CONNECTICUT,
                          NATIONAL ASSOCIATION

                         By:
                            -----------------------------------
 .                           Name:
                            Title:

                         STUDENT LOAN MARKETING ASSOCIATION


                         By:
                            -----------------------------------
 .                           Name:
                            Title:


                         WILMINGTON TRUST COMPANY
                         (not in its individual capacity, except
                         as otherwise expressly set forth herein, but solely in its capacity as Owner Trustee)


                         By: /s/ Norma P. Closs
                            -----------------------------------
                            Name:  Norma P. Closs
                            Title: Vice President


                         STATE STREET BANK AND TRUST
                           COMPANY OF CONNECTICUT,
                           NATIONAL ASSOCIATION

                         By: /s/ Sandy Lamarr Cody
                            -----------------------------------
 .                           Name:  Sandy Lamarr Cody
                            Title: Assistant Secretary

                             /s/ Goldman, Sachs & Co.
                            ------------------------------------
                            GOLDMAN, SACHS & CO.